SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.         )

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☐	Soliciting Material under to § 240.14a-12

Elutia Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Elutia Inc.
20 Firstfield Road
Gaithersburg, Maryland 20878

April 22, 2026

Dear Fellow Stockholders:

On behalf of the Board of Directors, I cordially invite you to attend the 2026 annual meeting of stockholders (the “Annual Meeting”) of Elutia Inc., which will be held on Thursday, June 11, 2026, beginning at 1:00 p.m., Eastern Time, at the offices of Elutia Inc., 20 Firstfield Road, Gaithersburg, Maryland 20878.

In accordance with the Securities and Exchange Commission rules allowing companies to furnish proxy materials to their stockholders over the Internet, we have sent stockholders of record at the close of business on April 17, 2026 a Notice of Internet Availability of Proxy Materials. The notice contains instructions on how to access our Proxy Statement and Annual Report and vote online. If you would like to receive a printed copy of our proxy materials from us instead of downloading a printable version from the Internet, please follow the instructions for requesting such materials included in the notice, as well as in the attached Proxy Statement.

Attached to this letter are a Notice of Annual Meeting of Stockholders and Proxy Statement, which describe the business to be conducted at the meeting.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the Annual Meeting. Please vote electronically over the Internet, by telephone or, if you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided. If you decide to attend the Annual Meeting, you will be able to vote your shares in person during the Annual Meeting, even if you have previously submitted your proxy.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

/s/ Kevin Rakin
Kevin Rakin
Chairperson of the Board

Elutia Inc.
20 Firstfield Road
Gaithersburg, Maryland 20878

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO
BE HELD ON JUNE 11, 2026

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Elutia Inc., a Delaware corporation, will be held on Thursday, June 11, 2026, at 1:00 p.m., Eastern Time, at the offices of Elutia Inc., 20 Firstfield Road, Gaithersburg, Maryland 20878. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled “General Information about the Annual Meeting and Voting — How can I attend and vote at the Annual Meeting?”

The Annual Meeting is being held:

1.	to elect David Colpman and Kevin Rakin as Class III directors to hold office until the Company’s annual meeting of stockholders to be held in 2029 and until their respective successors have been duly elected and qualified;
2.	to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026;
3.	to approve the First Amendment to the Elutia Inc. Amended and Restated 2020 Incentive Award Plan;
4.	to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers (“say-on-pay vote”);
5.	to approve, on an advisory and non-binding basis, the frequency of future advisory say-on-pay votes (“say-on-frequency vote”); and
6.	to transact such other business as may properly come before the Annual Meeting or any continuation, postponement or adjournment thereof.

These items of business are described in the Proxy Statement that follows this notice. Holders of record of our Class A common stock as of the close of business on April 17, 2026 are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment thereof.

Please note that in order to gain admission to the site of our Annual Meeting, all attendees will need to present a photo identification card and have their name previously provided to building security. As such, in order to facilitate your attendance at the Annual Meeting, we strongly encourage you to advise Jeffrey Hamet by email at jhamet@elutia.com or phone at 240-247-1143 if you plan to attend the meeting prior to 5:00 p.m., Eastern Time, on June 10, 2026, so that we can timely provide your name to building security. In the event that you do not advise us ahead of time that you will be attending the Annual Meeting, we encourage you to arrive at the meeting no later than 12:00 p.m., Eastern Time, in order to ensure that you are able to pass through security prior to the start of the meeting. We currently intend to hold the meeting in person. However, if we determine that a change to a virtual meeting format is advisable or required, an announcement of such change will be made on the Investors page of our website at https://elutia.com and in a Current Report on Form 8-K as promptly as practicable. We encourage you to check that website one week prior to the meeting date if you are planning to attend the Annual Meeting. We ask that each stockholder evaluate the relative benefits of in-person attendance at the Annual Meeting and take advantage of the ability to vote by proxy or to provide voting instructions in accordance with the voting materials that have been provided to you.

Your vote is important. Voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

/s/ Jeffrey Hamet
Jeffrey Hamet
Senior Vice President, Finance, Treasurer and Secretary

Gaithersburg, Maryland April 22, 2026

This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 22, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting:
This Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.

i

Elutia Inc.
20 Firstfield Road
Gaithersburg, Maryland 20878

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO
BE HELD ON JUNE 11, 2026

This proxy statement (the “Proxy Statement”) and our annual report for the fiscal year ended December 31, 2025 (the “2025 Annual Report” and, together with the Proxy Statement, the “proxy materials”) are being furnished by and on behalf of the board of directors (the “Board” or the “Board of Directors”) of Elutia Inc. (the “Company,” “Elutia,” “we,” “us,” or “our”), in connection with our 2026 annual meeting of stockholders (the “Annual Meeting”). This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about April 22, 2026.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

When and where will the Annual Meeting be held?

The Annual Meeting will be held on Thursday, June 11, 2026 at 1:00 p.m., Eastern Time, at the offices of Elutia Inc., 20 Firstfield Road, Gaithersburg, Maryland 20878.

What are the purposes of the Annual Meeting?

The purpose of the Annual Meeting is to vote on the following items described in this Proxy Statement:

●	Proposal No. 1: Election of the director nominees listed in this Proxy Statement.
●	Proposal No. 2: Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026.
●	Proposal No. 3: Approve the First Amendment to the Elutia Inc. Amended and Restated 2020 Incentive Award Plan.
●	Proposal No. 4: Approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers (“say-on-pay vote”).
●	Proposal No. 5: Approve, on an advisory and non-binding basis, the frequency of future advisory say-on-pay votes (“say-on-frequency vote”).

Are there any matters to be voted on at the Annual Meeting that are not included in this Proxy Statement?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the meeting or any adjournment or postponement thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

Why did I receive a notice in the mail regarding the Internet availability of proxy materials instead of a paper copy of proxy materials?

The rules of the Securities and Exchange Commission (“SEC”) permit us to furnish proxy materials, including this Proxy Statement and the 2025 Annual Report, to our stockholders by providing access to such documents on the Internet instead of mailing printed copies. Stockholders will not receive paper copies of the proxy materials unless they request them. Instead, the Notice of Internet Availability of Proxy Materials (the “Notice and Access Card”) provides instructions on how to access and review on the Internet all of the proxy materials. The Notice and Access Card also instructs you as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials described in the Notice and Access Card.

What does it mean if I receive more than one Notice and Access Card or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice and Access Card or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Can I vote my shares by filling out and returning the Notice and Access Card?

No. The Notice and Access Card identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and Access Card and returning it. If you would like a paper proxy card, you should follow the instructions in the Notice and Access Card. The paper proxy card you will then receive will also provide instructions as to how to authorize via the Internet or telephone your proxy to vote your shares according to your voting instructions. Alternatively, you can mark the paper proxy card with how you would like your shares voted, sign the proxy card and return it in the envelope provided.

Who is entitled to vote at the Annual Meeting?

Holders of record of shares of our Class A common stock as of the close of business on April 17, 2026 (the “Record Date”) will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the Record Date, there were 44,208,236 shares of our Class A common stock issued and outstanding and entitled to vote. Each share of our Class A common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. See “How many shares must be present to hold the Annual Meeting?”

What is the difference between being a “record holder” and holding shares in “street name”?

A record holder (also called a “registered holder”) holds shares in his or her name. Shares held in “street name” means that shares are held in the name of a bank, broker or other nominee on the holder’s behalf.

What do I do if my shares are held in “street name”?

If your shares are held in a brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in “street name.” The Notice and Access Card or the proxy materials, if you elected to receive a hard copy, has been forwarded to you by your broker, bank or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by following their instructions for voting. Please refer to information from your bank, broker or other nominee on how to submit your voting instructions.

How many shares must be present to hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The holders of a majority in voting power of the Company’s capital stock issued and outstanding and entitled to vote, present electronically or represented by proxy constitutes a quorum. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials.

Broker non-votes will also be considered present for the purpose of determining whether there is a quorum for the Annual Meeting.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, custodian, nominee or other record holder of common stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular proposal, then those shares will be treated as broker non-votes with respect to that proposal. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

Which ballot measures are considered “routine” or “non-routine”?

The ratification of the appointment of PricewaterhouseCoopers LLP, as our independent registered public accounting firm for 2026 (Proposal No. 2) is considered routine under applicable rules. A broker or other nominee may generally vote on routine matters, and therefore no broker non-votes are expected to exist in connection with Proposal No. 2. The election of directors (Proposal No. 1), the approval of the First Amendment to the Elutia Inc. Amended and Restated 2020 Incentive Award Plan (Proposal No. 3), the approval, on an advisory, non-binding basis of the compensation of our named executive officers (Proposal No. 4) and the approval, on an advisory, non-binding basis, of the frequency of future advisory say-on-pay votes (Proposal No. 5) are considered non-routine under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposal No. 1, Proposal No. 3, Proposal No. 4 and Proposal No. 5.

What if a quorum is not present at the Annual Meeting?

If a quorum is not present or represented at the scheduled time of the Annual Meeting, the chairperson of the Annual Meeting is authorized under our bylaws to adjourn the Annual Meeting until a quorum is present or represented.

How do I vote my shares without attending the Annual Meeting?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting in person. If you are a stockholder of record, there are three ways to vote by proxy:

●	by Telephone — You can vote by telephone by calling 1-800-PROXIES (1-800-776-9437) and following the instructions on the proxy card;
●	by Internet — You can vote over the Internet at www.voteproxy.com by following the on-screen instructions or scan the QR code with your smartphone; or
●	by Mail — You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 10, 2026.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I attend and vote at the Annual Meeting?

We will be holding the Annual Meeting in person at our offices at 20 Firstfield Road, Gaithersburg, Maryland. For directions to attend the meeting in person, please contact Investor Relations at 240-247-1147 or ir@elutia.com. You may attend and vote at the Annual Meeting only if you were a holder of Class A common stock as of the Record Date or if you hold a valid proxy for the Annual Meeting. If your shares are held in “street name,” you will need to contact your bank or broker to obtain a “legal proxy” to bring to the Annual Meeting. If you would like to attend the Annual Meeting, you must contact Jeffrey Hamet by email at jhamet@elutia.com or phone at 240-247-1143 no later than 5:00 p.m., Eastern Time, on June 10, 2026 to have your name placed on the attendance list. In order to be admitted into the Annual Meeting, your name must appear on the attendance list and you must present government-issued photo identification (such as a driver’s license).

How does the Board recommend that I vote?

The Board recommends that you vote:

●	“FOR” the election of each of the two nominees to the Board set forth in this Proxy Statement.
●	“FOR” the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2026.
●	“FOR” the approval of the First Amendment to the Elutia Inc. Amended and Restated 2020 Incentive Award Plan.
●	“FOR” the approval, on an advisory and non-binding basis, of the compensation of the Company’s named executive officers.
●	“ONE YEAR” as the frequency of approval, on an advisory, non-binding basis, of future advisory say-on-pay votes.

How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the two nominees receiving the highest number of affirmative “FOR” votes will be elected as Class III directors.	“FOR ALL” “WITHHOLD ALL” “FOR ALL EXCEPT”	None(1)	No(3)

Proposal No. 2: Ratification of Appointment of Independent Registered Public Accounting Firm

The affirmative vote of the majority of votes cast affirmatively or negatively (excluding abstentions and broker non-votes) at the Annual Meeting by the holders entitled to vote thereon. Abstentions will have no effect on the results of this vote. This is a routine proposal and therefore we do not expect any broker non-votes.

		“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes(4)

Proposal No. 3: Approval of the First Amendment to the Elutia Inc. Amended and Restated 2020 Incentive Award Plan

The affirmative vote of the majority of votes cast affirmatively or negatively (excluding abstentions and broker non-votes) at the Annual Meeting by the holders entitled to vote thereon. Abstentions and broker non-votes will have no effect on the results of this vote.

		“FOR” “AGAINST” “ABSTAIN”	None(2)	No(3)

Proposal No. 4: Approval, on an advisory and non-binding basis, of the compensation of the Company’s named executive officers

The affirmative vote of the majority of votes cast affirmatively or negatively (excluding abstentions and broker non-votes) at the Annual Meeting by the holders entitled to vote thereon. Abstentions and broker non-votes will have no effect on the results of this vote.

		“FOR” “AGAINST” “ABSTAIN”	None(2)	No(3)

Proposal No. 5: Approval, on an advisory and non-binding basis, of the frequency of future advisory say-on-pay votes

This proposal provides for a choice among three frequency periods—every “One Year,” every “Two Years” or every “Three Years.” The choice that receives the majority of the votes cast (excluding abstentions and broker non-votes) will be deemed the frequency approved, on an advisory basis, by our stockholders. If no frequency receives the majority of the votes cast on this proposal, then we will consider the option of “One Year,” “Two Years,” or “Three Years” that receives the highest number of votes cast to be the frequency recommended by stockholders. Abstentions and broker non-votes will have no effect on the results of this vote.

		“ONE YEAR” “TWO YEARS” “THREE YEARS” “ABSTAIN”	None(2)	No(3)
(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.

(2)	A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.
(3)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(4)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal. We do not expect any broker non-votes on this proposal.

What if I do not specify how my shares are to be voted?

If you submit a proxy but do not indicate any voting instructions, one of the individuals named as proxies will vote in accordance with the recommendations of the Board. The Board’s recommendations are set forth above, as well as with the description of each proposal in this Proxy Statement. If any other matter is properly presented at the Annual Meeting, one of the individuals named as proxies will vote your shares in his or her discretion.

Who will count the votes?

Representatives of Equiniti Trust Company (“Equiniti”) will tabulate the votes.

Can I revoke or change my vote after I submit my proxy?

Yes. Whether you have voted by Internet, telephone or mail, if you are a stockholder of record, you may change your vote and revoke your proxy by:

●	sending a written statement to that effect to the attention of our Secretary at our corporate offices, provided such statement is received no later than June 10, 2026;
●	voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 10, 2026;
●	submitting a properly signed proxy card with a later date that is received no later than June 10, 2026; or
●	attending the Annual Meeting, revoking your proxy and voting in person.

If you hold shares in street name, you may submit new voting instructions by contacting your bank, broker or other nominee. You may also change your vote or revoke your proxy in person at the Annual Meeting if you obtain a signed proxy from the record holder (broker, bank or other nominee) giving you the right to vote the shares.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote in person at the Annual Meeting.

Who will pay for the cost of this proxy solicitation?

We will pay the cost of soliciting proxies. Proxies may be solicited on our behalf by directors, officers or employees (for no additional compensation) in person or by telephone, electronic transmission and facsimile transmission. Brokers and other nominees will be requested to solicit proxies or authorizations from beneficial owners and will be reimbursed for their reasonable expenses.

Will I be able to ask questions at the Annual Meeting?

As part of the Annual Meeting, we will hold a live Q&A session, during which we intend to answer appropriate questions submitted during the meeting and that relate to the matters to be voted on. We intend to reserve up to 10 minutes before the closing of the polls to address questions submitted. Only stockholders that have accessed the Annual Meeting as a stockholder by following the procedures outlined above in “How can I attend and vote at the Annual Meeting?” will be able to submit questions during the Annual Meeting. Additionally, our Annual Meeting will follow “Rules of Conduct,” which will be made available at the Annual Meeting. Under these Rules of Conduct, a stockholder may ask up to two questions, and we will not address questions that are, among other things:

●	irrelevant to the business of the Company or to the business of the Annual Meeting;
●	related to the status or conduct of our clinical trials or the status of pending applications for the regulatory clearance of new products beyond that which is contained in our prior public disclosures;
●	related to material non-public information of the Company;
●	related to personal grievances;
●	derogatory references to individuals or that are otherwise in bad taste;
●	substantially repetitious of statements already made by another stockholder;
●	in furtherance of the stockholder’s personal or business interests; or
●	out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair of the Annual Meeting or the Secretary in their reasonable judgment.

Additional information regarding the Q&A session will be available in the “Rules of Conduct” which will be made available at the Annual Meeting.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Board Size and Structure

Our restated certificate of incorporation as currently in effect (“Certificate of Incorporation”) provides that the number of directors shall be established from time to time by our Board of Directors. Our Board of Directors has fixed the number of directors at five, and we currently have five directors serving on the Board.

Our Certificate of Incorporation provides that the Board be divided into three classes, designated as Class I, Class II and Class III. Each class should consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board. Each class of directors must stand for re-election no later than the third annual meeting of stockholders subsequent to their initial appointment or election to the Board, and the directors initially assigned to each class serve for a term set to end as set forth below. The term of each director continues until the election and qualification of his or her successor and is subject to his or her earlier death, resignation or removal. Generally, vacancies or newly created directorships on the Board will be filled only by vote of a majority of the directors then in office and will not be filled by the stockholders, unless the Board determines by resolution that any such vacancy or newly created directorship will be filled by the stockholders. A director appointed by the Board to fill a vacancy will hold office until the next election of the class for which such director was chosen, subject to the election and qualification of his or her successor and his or her earlier death, resignation or removal.

On October 7, 2025, Ms. Maybelle Jordan and Mr. W. Matthew Zuga, both formerly serving as Class I directors, notified the Company of their resignation from the Board, effective October 8, 2025. Their resignations were not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Effective October 9, 2025, the Board reduced the number of directors to five and elected Mr. Guido Neels to serve as a member of the Board, as a Class I director, with a term expiring at the annual meeting of stockholders to be held in 2027 and until his successor has been duly elected and qualified. Mr. Neels was identified as a potential director candidate by a non-management director and the chief executive officer of the Company.

Current Directors and Terms

Our current directors and their respective classes and terms are set forth below.

Class III Directors — Current Term Ending at 2026 Annual Meeting	Class I Directors — Current Term Ending at 2027 Annual Meeting	Class II Directors — Current Term Ending at 2028 Annual Meeting
David Colpman	Guido Neels	Brigid A. Makes
Kevin Rakin		C. Randal Mills, Ph.D.

Nominees for Director

Mr. Colpman and Mr. Rakin have been nominated by the Board to stand for election. As the directors assigned to Class III, the current term of service for Mr. Colpman and Mr. Rakin will expire at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Mr. Colpman and Mr. Rakin will each serve for a term expiring at the annual meeting to be held in 2029 (the “2029 Annual Meeting”) and the election and qualification of his or her successor or until his or her earlier death, resignation or removal.

Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the Board of Directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the Board. Alternatively, the proxies, at the Board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The Board has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees and Continuing Directors

The following pages contain certain biographical information as of April 17, 2026 for each nominee for director and each director whose term as a director will continue after the Annual Meeting, including all positions he or she holds, his or her principal occupation and business experience for the past five years, and the names of other publicly-held companies of which the director or nominee currently serves as a director or has served as a director during the past five years.

We believe that all of our directors and nominees display: personal and professional integrity; satisfactory levels of education and/or business experience; broad-based business acumen; an appropriate level of understanding of our business and its industry and other industries relevant to our business; the ability and willingness to devote adequate time to the work of our Board of Directors and its committees; skills and personality that complement those of our other directors that help build a board that is effective, collegial and responsive to the needs of our Company; strategic thinking and a willingness to share ideas; a diversity of experiences, expertise and background; and the ability to represent the interests of all of our stockholders. The information presented below regarding each nominee and continuing director also sets forth specific experience, qualifications, attributes and skills that led our Board of Directors to the conclusion that such individual should serve as a director in light of our business and structure.

Nominees for Election to Three-Year Terms Expiring No Later than the 2029 Annual Meeting

Class III Directors	Age	Director Since	Current Position at Elutia
David Colpman	64	2022	Director
Kevin Rakin	65	2015	Executive Chairman of the Board

David Colpman has served as a member of our Board of Directors since October 2022. Mr. Colpman was the managing partner of Colpman Consulting Ltd., a business development consultancy, from July 2014 to March 2020. Prior to this, Mr. Colpman was a senior vice president at Shire Plc from 1999 to 2014. Prior to Shire Plc, Mr. Colpman had senior roles in business development at Novo Nordisk A/S, Glaxo Wellcome Plc and Boots Pharmaceuticals Ltd. Mr. Colpman served on the board of Bergen Bio AB, a publicly traded pharmaceutical company, from October 2024 to October 2025. From May 2015 to May 2022, Mr. Colpman served on the board of Orexo AB, a publicly traded pharmaceutical company, where Mr. Colpman served on its compensation committee from March 2019 to May 2022. Mr. Colpman served on the board and audit committee of HighCape Capital Acquisition Corp (“HighCape Acquisition”) a publicly traded affiliate of HighCape Partners, from September 2020 to June 2021. Mr. Colpman has also served as an advisor to Norgine Ltd, a pharmaceutical company, since January 2023. In addition, he is currently an advisor to HighCape Capital, an affiliate of HighCape Partners, which is an investment fund and affiliate of Elutia. Mr. Colpman received a B.Sc. from Portsmouth University in the field of pharmacy. We believe Mr. Colpman’s extensive management and leadership experience in pharmaceutical and healthcare companies make him well qualified to serve as a member of our Board of Directors.

Kevin Rakin has served as our Chairman and a member of our Board of Directors since November 2015 and as Executive Chairman since June 2022. Mr. Rakin is the Co-founder of HighCape Partners, an investment fund and affiliate of Elutia, and has been a general partner in HighCape Partners since 2013. Additionally, Mr. Rakin served as Chief Executive Officer and a board member of HighCape Acquisition from June 2020 to June 2021, at which time HighCape Acquisition merged with Quantum-Si, where Mr. Rakin has served as a member of the board of directors since 2021 and serves on its audit committee. Mr. Rakin has also been a member of the board of directors of Nyxoah S.A., a publicly traded medical device company, since 2016, where he serves on its audit and compensation committees. From 2014 to 2022, Mr. Rakin served on the board of directors of Oramed Pharmaceuticals Inc., a publicly traded pharmaceutical company, where Mr. Rakin served on its audit and compensation committees. Mr. Rakin holds an M.B.A. from Columbia University and B.Com and B.Com (Hons) degrees from the University of Cape Town, South Africa. We believe Mr. Rakin’s extensive knowledge and experience in finance and leadership in healthcare and life sciences companies, including in the public company context, make him well qualified to serve as a member of our Board of Directors.

Class I Directors Whose Terms Expire at the 2027 Annual Meeting of Stockholders

Class I Directors	Age	Director Since	Current Position at Elutia
Guido Neels	77	2025	Director

Guido Neels has served as a member of our Board of Directors since October 2025. Mr. Neels has been with EW Healthcare Partners (formerly Essex Woodlands), a healthcare growth equity and venture capital firm, since August 2006, where he has served as Operating Partner since 2013. Prior to joining EW Healthcare Partners, Mr. Neels served in a variety of management positions at Guidant Corporation, a developer of cardiovascular medical products. From July 2004 until retiring in November 2005, Mr. Neels served as Guidant’s Chief Operating Officer, where he was responsible for the global operations of Guidant’s four operating units: Cardiac Rhythm Management, Vascular Intervention, Cardiac Surgery and Endovascular Solutions. From December 2002 to July 2004, Mr. Neels served as Guidant’s Group Chairman, Office of the President, responsible for worldwide sales operations, corporate communications, corporate marketing, investor relations and government relations. In January 2000, Mr. Neels was named Guidant’s President, Europe, Middle East, Africa and Canada. In addition, Mr. Neels served as Guidant’s Vice President, Global Marketing, Vascular Intervention, from 1996 to 2000 and as Guidant’s General Manager, Germany and Central Europe, from 1994 to 1996. Mr. Neels also serves on the board of directors of Bioventus Inc., a publicly traded medical device company, and is a member of its compensation committee. Mr. Neels previously served on the board of directors of Axogen, Inc., a publicly traded medical device company, from August 2011 to June 2025. Mr. Neels holds a Master in Business Administration from the Stanford University Graduate School of Business and received his Business Engineering degree from the University of Leuven in Belgium. We believe Mr. Neels’ extensive management and leadership experience in pharmaceutical and healthcare companies make him well qualified to serve as a member of our Board of Directors.

Class II Directors Whose Terms Expire at the 2028 Annual Meeting of Stockholders

Class II Directors	Age	Director Since	Current Position at Elutia
Brigid A. Makes	70	2020	Director
C. Randal Mills, Ph.D.	54	2015	President, Chief Executive Officer, Director

Brigid A. Makes has served as a member of our Board of Directors since September 2020.  Ms. Makes served as Chief Financial Officer of Vivani Medical, Inc., a publicly traded biopharmaceutical company from August 2022 through August 2025. Vivani merged with Nano Precision Medical, Inc., a privately-held biopharmaceutical company, where Ms. Makes served as Chief Financial Officer from February 2022 until the August 2022 merger.  Ms. Makes has also served as an independent consultant for medical device and healthcare companies since July 2017, specifically advising on finance, accounting and funding responsibilities. From September 2011 to July 2017, Ms. Makes served as Senior Vice President and Chief Financial Officer of Miramar Labs, Inc., a biotechnology company focused on aesthetics and dermatology. From 2006 to 2011, Ms. Makes served as Senior Vice President and Chief Financial Officer of AGA Medical Corp (“AGA”), a medical device company developing interventional devices for the minimally invasive treatment of structural heart defects and peripheral vascular disorders. Prior to joining AGA, Ms. Makes held various positions at Nektar Therapeutics Inc. from 1999 to 2006, including serving as Chief Financial Officer from 1999 to 2003. From December 2019 to June 2023, Ms. Makes served as a member of the board of directors of Mind Medicine (MindMed) Inc., a publicly traded neuro-pharmaceutical company, where Ms. Makes served as the chair on the audit committee. Since June 2021, Ms. Makes has also been a member of the board of directors of Quantum-Si (Quantum-Si) Inc., a publicly traded life sciences company, where Ms. Makes serves on its audit committee. Ms. Makes holds an M.B.A. from Bentley University and a Bachelor of Commerce degree in Finance & International Business from McGill University. We believe Ms. Makes' extensive management and leadership experience with biotechnology companies and knowledge and experience in finance make her well qualified to serve as a member of our Board of Directors.

C. Randal Mills, Ph.D. has served as our President and Chief Executive Officer since August 2022, after serving as our Interim President and Chief Executive Officer from June 2022 to August 2022 and has served as a member of our Board of Directors since November 2015. Prior to joining Elutia, Dr. Mills has served as Chief Executive Officer and as a member of the board of trustees of Sanford Burnham Prebys Medical Discovery Institute, a non-profit medical research institute from July 2020 to April 2022. Dr. Mills served as Chief Executive Officer of the National Marrow Donor Program, a nonprofit international organization that provides bone marrow for transplantation, from July 2017 to February 2020. From May 2014 to July 2017, Dr. Mills served as Chief Executive Officer of the California Institute for Regenerative Medicine, which was created to fund stem cell research in California. Dr. Mills also served as Chief Executive Officer of Osiris Therapeutics, Inc., a publicly traded regenerative medicine company, from June 2004 to December 2013. Prior to and during the last five years, Dr. Mills has served on the board of directors of various non-profit organizations, including Be The Match Foundation from July 2017 to February 2020, Tissue Banks International (now KeraLink International)), from August 2007 to December 2019, and the Alliance for Regenerative Medicine, an international community of organizations focused on regenerative medicine, from January 2014 to January 2016. Dr. Mills holds a Ph.D. in Pharmaceutical Science and a B.S. in Microbiology from the University of Florida. We believe Dr. Mills’ extensive management and leadership experience in medical and healthcare organizations, including in the regenerative medicine context, make him well qualified to serve as a member of our Board of Directors.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the election of each of David Colpman and Kevin Rakin as Class III directors to hold office until the 2029 Annual Meeting and until each of their respective successors has been duly elected and qualified.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The audit committee appoints our independent registered public accounting firm. In this regard, the audit committee evaluates the qualifications, performance and independence of our independent registered public accounting firm and determines whether to re-engage our current firm. As part of its evaluation, the audit committee considers, among other factors, the quality and efficiency of the services provided by the firm, including the performance, technical expertise, industry knowledge and experience of the lead audit partner and the audit team assigned to our account; the overall strength and reputation of the firm; the firm’s global capabilities relative to our business; and the firm’s knowledge of our operations. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since 2015. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors and providing audit and permissible non-audit related services. Upon consideration of these and other factors, the audit committee has appointed PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the year ending December 31, 2026.

Although ratification is not required by our bylaws or otherwise, the Board is submitting the selection of PricewaterhouseCoopers LLP to our stockholders for ratification because we value our stockholders’ views on the Company’s independent registered public accounting firm and it is a good corporate governance practice. If our stockholders do not ratify the selection, the audit committee may reconsider whether it should appoint another independent registered public accounting firm. Even if the selection is ratified, the audit committee, in its discretion, may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of PricewaterhouseCoopers LLP are expected to attend the Annual Meeting and to have an opportunity to make a statement and be available to respond to appropriate questions from stockholders.

Audit, Audit-Related, Tax and All Other Fees

The following table sets forth the fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed to Elutia for their professional services in each of the last two fiscal years.

	Year Ended December 31,
	2025	2024
Audit Fees	$765,000	$715,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$765,000	$715,000

Audit Fees consisted of fees related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; comfort letters, consents, and assistance with and review of documents filed with the SEC, including offering memoranda and registration statements that are necessary under the standards of the Public Company Accounting Oversight Board (United States).

Pre-Approval Policies and Procedures

The formal written charter for our audit committee requires that the audit committee pre-approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by our independent registered public accounting firm, other than de minimis non-audit services approved in accordance with applicable SEC rules.

The audit committee has adopted a policy (the “Pre-Approval Policy”) that sets forth the procedures and conditions pursuant to which audit and non-audit services proposed to be performed by our independent registered public accounting firm may be pre-approved. The Pre-Approval Policy generally provides that the audit committee will not engage an independent registered public accounting firm to render any audit, audit-related, tax or permissible non-audit service unless the service is either (i) explicitly approved by the audit committee (“specific pre-approval”) or (ii) entered into pursuant to the pre-approval policies and procedures described in the Pre-Approval Policy (“general pre-approval”). Unless a type of service to be provided by our independent registered public accounting firm has received general pre-approval under the Pre-Approval Policy, it requires specific pre-approval by the audit committee or by a designated member of the audit committee to whom the committee has delegated the authority to grant pre-approvals. Any member of the audit committee to whom the committee delegates authority to make pre-approval decisions must report any such pre-approval decisions to the audit committee at its next scheduled meeting. If circumstances arise where it becomes necessary to engage the independent registered public accounting firm for additional services not contemplated in the original pre-approval categories or above the pre-approved amounts, the audit committee requires pre-approval for such additional services or such additional amounts. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval. For both types of pre-approval, the audit committee will consider whether such services are consistent with the SEC’s rules on auditor independence.

On an annual basis, the audit committee reviews and generally pre-approves the services (and related fee levels or budgeted amounts) that may be provided by our independent registered accounting firm without first obtaining specific pre-approval from the audit committee. The audit committee may revise the list of general pre-approved services from time to time, based on subsequent determinations.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2026.

Audit Committee Report

The audit committee operates pursuant to a charter which is reviewed annually by the audit committee. Additionally, a brief description of the primary responsibilities of the audit committee is included in this Proxy Statement under the discussion of “Corporate Governance — Audit Committee.” Under the audit committee charter, management is responsible for the preparation, presentation and integrity of the Company’s financial statements, the appropriateness of accounting principles and financial reporting policies and for establishing and maintaining our internal control over financial reporting. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the audit committee reviewed and discussed with management and PricewaterhouseCoopers LLP, as the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2025. The audit committee also discussed with the Company’s independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC. In addition, the audit committee received and reviewed the written disclosures and the letters from the Company’s independent registered public accounting firm required by applicable requirements of the PCAOB, regarding such independent registered public accounting firm’s communications with the audit committee concerning independence, and discussed with the Company’s independent registered public accounting firm their independence from the Company.

Based upon the review and discussions described in the preceding paragraph, the audit committee recommended to the Board that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC.

Submitted by the Audit Committee of the Company’s Board of Directors:

Brigid A. Makes (Chair)
David Colpman
Guido Neels

PROPOSAL NO. 3

APPROVAL OF THE FIRST AMENDMENT TO THE ELUTIA INC. AMENDED AND RESTATED 2020 INCENTIVE AWARD PLAN

Overview

During 2020, the Board and the Company’s stockholders approved the Company’s 2020 Incentive Award Plan. On April 27, 2023, the Board approved the Company’s Amended and Restated 2020 Incentive Award Plan (as amended and restated, the “2020 Plan”), subject to approval of the 2020 Plan by the Company’s stockholders at the Company’s 2023 annual meeting of stockholders. Subsequently, at the Company’s 2023 annual meeting of stockholders held on June 8, 2023, the Company’s stockholders approved the 2020 Plan. On April 22, 2026 (the “Amendment Date”), the Board approved the First Amendment to the 2020 Plan (the “Amendment”), which if approved by our stockholders would:

(1)	increase the number of shares authorized for issuance of awards under the 2020 Plan by an additional 3,000,000 shares of our Class A common stock (the “Common Stock”);

(2)	extend the annual increase of shares of our Common Stock authorized under the 2020 Plan through January 1, 2036 (the tenth January 1 after the Amendment Date); and

(3)	extend the termination date of the 2020 Plan to the tenth anniversary of the Amendment Date.

A copy of the Amendment is included as Annex A to this proxy statement.

The purpose of the 2020 Plan is to enhance the Company’s ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing these individuals with equity ownership opportunities. We believe that the 2020 Plan is essential to our success. Equity awards are intended to motivate high levels of performance and align the interests of our directors, employees and consultants with those of our stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company and providing a means of recognizing their contributions to the success of the Company. The Board and Company management believe that equity awards are necessary to remain competitive in our industry and are essential to recruiting and retaining the highly qualified employees who help the Company meet its goals.

If our stockholders do not approve the Amendment, the 2020 Plan will remain in effect in its current form, which means: (1) the Company will continue to have the authority to grant awards under the 2020 Plan, (2) the annual increase of shares of our Common Stock authorized under the 2020 Plan will continue until April 27, 2033, and (3) the 2020 plan will terminate on the current termination date of April 27, 2033. As of April 17, 2026, there are 810,198 shares of Common Stock remaining available for future grant of awards under the 2020 Plan. In addition, the 2020 Plan provides for an annual increase of shares of Common Stock authorized under the 2020 Plan (equal to 4% of the outstanding shares of all classes of our Common Stock at the end of the prior calendar year or such less amount as determined by our Board of Directors). However, if our stockholders do not approve the Amendment, our Board believes that the shares available for grant under the 2020 Plan will not be sufficient to meet our anticipated future needs.

Current Awards Outstanding and Burn Rate

The following table sets forth information regarding awards outstanding under the 2020 Plan as of April 17, 2026:

Total shares of Common Stock outstanding	44,208,236
Shares subject to outstanding stock options - total	5,765,169
Shares subject to outstanding performance-based stock options	345,011
Shares subject to outstanding RSUs - total	642,630
Shares subject to outstanding performance-based RSUs	252,394
Weighted average exercise price of stock options outstanding	$2.94
Weighted average remaining term (years) of stock options outstanding	8.5
Shares remaining available for future grant under the 2020 Plan(1)	810,198
Additional shares of Common Stock being requested under the Amendment	3,000,000

(1)	In addition, the 2020 Plan provides for an annual increase of shares of Common Stock authorized under the 2020 Plan (equal to 4% of the outstanding shares of all classes of our Common Stock at the end of the prior calendar year or such less amount as determined by our Board of Directors).

In determining the number of shares of additional shares of Common Stock to be requested under the Amendment, we evaluated a number of factors, including the historical burn rate under the 2020 Plan. We calculate equity burn rate as (i) the number of shares subject to equity awards granted during the applicable fiscal year divided by (ii) the (basic) weighted-average number of shares of Common Stock at the end of the applicable fiscal year. We have not adjusted the burn rate to take into account any forfeited awards, including performance-based options and performance-based RSUs that are not earned. Over the last three fiscal years, the Company’s average burn rate was approximately 6%. The Company has calculated the burn rate under the 2020 Plan for the past three years, as set forth in the following table:

				Weighted Average
	Total Stock	Total Restricted	Total	Common Shares
	Options	Stock Units	Equity Awards	Outstanding	Burn
	Granted(1)	Granted(2)	Granted	(Basic)	Rate
2025	503,781	155,000	658,781	41,416,850	2%
2024	1,935,081	2,377,500	4,312,581	29,071,113	15%
2023	157,500	122,000	279,500	18,160,822	2%

(1)	Consists of time-based stock options and/or performance-based stock options.
(2)	Consists of time-based RSUs and/or performance-based RSUs.

In light of the factors described above and the currently outstanding awards and shares available for issuance under the 2020 Plan, and the fact that the ability to continue to grant equity compensation is vital in our view to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, our Board has determined that the requested size of the share reserve increase under the Amendment is reasonable and appropriate at this time.

Material Changes to the 2020 Plan

Increase in Number of Shares

After careful consideration, and subject to stockholder approval, the Board has approved the Amendment to, among other things, increase the number of shares available under the 2020 Plan by an additional 3,000,000 shares to provide approximately 3,810,198 shares that are available for issuance pursuant to awards under the plan as of April 17, 2026. In addition, as further described below, the 2020 Plan provides for an annual increase of shares of Common Stock authorized under the 2020 Plan (equal to 4% of the outstanding shares of all classes of our Common Stock at the end of the prior calendar year or such less amount as determined by our Board of Directors). The Company’s closing stock price on April 17, 2026, was $1.15.

Unless the Amendment is authorized and approved by our stockholders, we believe the number of shares available for issuance under the 2020 Plan will be insufficient to effectively achieve the 2020 Plan’s purpose as a powerful incentive and retention tool for employees, directors and consultants that benefits all of our stockholders. We expect the Amendment will enable us to continue our policy of equity ownership by employees, directors and consultants as an incentive to contribute to our success. Without sufficient equity awards to effectively attract, motivate and retain employees, we could be forced to consider cash replacement alternatives to provide a market-competitive total compensation package necessary to attract, retain and motivate the individual talent critical to the future success of our company. These cash replacement alternatives would reduce the cash available for other important purposes such as enhancing our operating infrastructure, supporting our business growth and responding to business challenges and opportunities.

Extension of Annual Increase of Authorized Shares of Common Stock

Pursuant to the Amendment, the annual increase of shares of Common Stock authorized under the 2020 Plan (equal to 4% of the outstanding shares of all classes of our common stock at the end of the prior calendar year or such less amount as determined by our Board of Directors) will extend through 2036.

Extension of Termination Date

Unless the 2020 Plan is earlier terminated pursuant to its terms, the Amendment will extend the termination date of the 2020 Plan to the tenth anniversary of the Amendment Date. Upon termination, the 2020 Plan, as amended by the Amendment, will continue to govern outstanding awards.

Equity Compensation Best Practices

All other key provisions and features of the 2020 Plan will remain the same, including the following provisions we believe are consistent with best practices in equity compensation and which we believe further protect the interests of our stockholders:

●	Broad-based eligibility for equity awards. We grant equity awards to a large portion of our full-time employees. By doing so, we link employee interests with stockholder interests throughout the organization and motivate our employees to act as owners of the business.
●	No liberal change of control definition. The change of control definition does not create a “liberal” change in control.
●	No Discounted Options or Stock Appreciation Rights. Stock options and stock appreciation rights may not be granted with exercise prices lower than the fair market value of the underlying shares on the grant date.
●	No Transferability. Awards generally may not be transferred, except by will or the laws of descent and distribution, unless approved by the plan administrator.
●	No Automatic Grants. The 2020 Plan does not provide for automatic grants to any individual.
●	No Tax Gross-Ups. The 2020 Plan does not provide for any tax gross-ups.

In consideration of these factors, and the judgment of the Board and the Compensation Committee that awards under the 2020 Plan are valuable incentives and serve the ultimate benefit of stockholders by aligning more closely the interests of participants in the 2020 Plan with those of our stockholders, the Board and the Compensation Committee believe that it is necessary to increase the number of shares authorized under the 2020 Plan pursuant to the Amendment to enable the Company to continue appropriately incentivizing new and existing employees.

Summary of the 2020 Plan

The full text of the 2020 Plan is incorporated by reference to Annex A to the Company’s Proxy Statement on Schedule 14A for its 2023 Annual Meeting of Stockholders (File No. 001-39577) filed on April 27, 2023. The full text of the Amendment is attached as Annex A. The following description of the key provisions of the 2020 Plan, which will remain the same (except as otherwise noted below) if the Amendment is approved by our stockholders, is not intended to be complete and is qualified in its entirety by the complete text of the 2020 Plan.

Eligibility and Administration

Our employees, consultants and directors are eligible to receive awards under the 2020 Plan. The 2020 Plan is administered by our Board of Directors with respect to awards to non-employee directors and by the Compensation Committee with respect to other participants, each of which may delegate its duties and responsibilities to committees of our directors and/or officers (referred to collectively as the plan administrator below), subject to certain limitations that may be imposed under Section 16 of the Exchange Act, and/or stock exchange rules, as applicable. The plan administrator has the authority to make all determinations and interpretations under, prescribe all forms for use with, and adopt rules for the administration of, the 2020 Plan, subject to its express terms and conditions, and establish the terms for any exchange program, including repricings which may be implemented without stockholder approval. The plan administrator will also set the terms and conditions of all awards under the 2020 Plan, including any vesting and vesting acceleration conditions.

Limitation on Awards and Shares Available

The maximum number of shares of our Common Stock available for issuance under the 2020 Plan (before application of the Amendment) is equal to the sum of  (i) 5,465,880 shares of our Common Stock, (ii) any shares which are forfeited or lapsed unexercised under the Elutia Inc. 2015 Stock Option/Stock Issuance Plan (the “2015 Plan”) following April 27, 2023, and (iii) an annual increase on the first day of each year beginning in 2027 and ending in and including 2033, equal to the lesser of  (A) 4% of the outstanding shares of all classes of our common stock on the last day of the immediately preceding fiscal year and (B) such lesser amount as determined by our Board of Directors; provided, however, no more than 5,465,880 shares may be issued upon the exercise of incentive stock options, or ISOs.

Awards granted under the 2020 Plan, or as of the 2020 Plan’s effective date, any shares subject to an award under the 2015 Plan, upon the assumption of, or in substitution for, outstanding equity awards previously granted by an entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock will not reduce the shares authorized for grant under the 2020 Plan. The maximum grant date fair value of awards granted to any non-employee director pursuant to the 2020 Plan during any calendar year is $750,000, increased to $1,000,000 in the fiscal year of the non-employee director’s initial service.

The Board requests that you approve the Amendment to the 2020 Plan to (1) increase the number of shares of our Common Stock available for issuance under the 2020 Plan by an additional 3,000,000 shares and (2) extend the annual increase of shares of Common Stock authorized under the 2020 Plan through 2036.

Awards

The 2020 Plan provides for the grant of stock options, including ISOs, and nonqualified stock options, or NSOs, restricted stock, dividend equivalents, stock payments, restricted stock units, or RSUs, other incentive awards, SARs, and cash awards. Certain awards under the 2020 Plan may constitute or provide for a deferral of compensation, subject to Section 409A of the Code, which may impose additional requirements on the terms and conditions of such awards. All awards under the 2020 Plan will be set forth in award agreements, which will detail all terms and conditions of the awards, including any applicable vesting and payment terms and post-termination exercise limitations. Awards other than cash awards generally will be settled in shares of our Common Stock, but the plan administrator may provide for cash settlement of any award. A brief description of each award type follows.

●	Stock Options. Stock options provide for the purchase of shares of our Common Stock in the future at an exercise price set on the grant date. ISOs, by contrast to NSOs, may provide tax deferral beyond exercise and favorable capital gains tax treatment to their holders if certain holding period and other requirements of the

Code are satisfied. The exercise price of a stock option may not be less than 100% of the fair market value of the underlying share on the date of grant (or 110% in the case of ISOs granted to certain significant stockholders), except with respect to certain substitute options granted in connection with a corporate transaction. The term of a stock option may not be longer than ten years (or five years in the case of ISOs granted to certain significant stockholders).

●	SARs. SARs entitle their holder, upon exercise, to receive from us an amount equal to the appreciation of the shares subject to the award between the grant date and the exercise date. The exercise price of a SAR may not be less than 100% of the fair market value of the underlying share on the date of grant (except with respect to certain substitute SARs granted in connection with a corporate transaction) and the term of a SAR may not be longer than ten years.

●	Restricted Stock and RSUs. Restricted stock is an award of nontransferable shares of our Common Stock that remain forfeitable unless and until specified conditions are met, and which may be subject to a purchase price. RSUs are contractual promises to deliver shares of our Common Stock in the future, which may also remain forfeitable unless and until specified conditions are met. Delivery of the shares underlying RSUs may be deferred under the terms of the award or at the election of the participant, if the plan administrator permits such a deferral.

●	Stock Payments, Other Incentive Awards and Cash Awards. Stock payments are awards of fully vested shares of our Common Stock that may, but need not, be made in lieu of base salary, bonus, fees or other cash compensation otherwise payable to any individual who is eligible to receive awards. Other incentive awards are awards other than those enumerated in this summary that are denominated in, linked to or derived from shares of our Common Stock or value metrics related to our shares, and may remain forfeitable unless and until specified conditions are met. Cash awards are cash incentive bonuses subject to performance goals.

●	Dividend Equivalents. Dividend equivalents represent the right to receive the equivalent value of dividends paid on shares of our Common Stock and may be granted alone or in tandem with awards other than stock options or SARs. Dividend equivalents are credited as of dividend record dates during the period between the date an award is granted and the date such award vests, is exercised, is distributed or expires, as determined by the plan administrator.

Vesting

Vesting conditions determined by the plan administrator may apply to each award and may include continued service, performance and/or other conditions.

Certain Transactions

The plan administrator has broad discretion to take action under the 2020 Plan, as well as make adjustments to the terms and conditions of existing and future awards, to prevent the dilution or enlargement of intended benefits and facilitate necessary or desirable changes in the event of certain transactions and events affecting our Common Stock, such as stock dividends, stock splits, mergers, acquisitions, consolidations and other corporate transactions. In addition, in the event of certain non-reciprocal transactions with our stockholders known as “equity restructurings,” the plan administrator will make equitable adjustments to the 2020 Plan and outstanding awards. In the event of a “change in control” of the company (as defined in the 2020 Plan), to the extent that the surviving entity declines to continue, convert, assume or replace outstanding awards, then the plan administrator may provide that all such awards will terminate in exchange for cash or other consideration, or become fully vested and exercisable in connection with the transaction. Upon or in anticipation of a change in control, the plan administrator may cause any outstanding awards to terminate at a specified time in the future and give the participant the right to exercise such awards during a period of time determined by the plan administrator in its sole discretion. Individual award agreements may provide for additional accelerated vesting and payment provisions.

Foreign Participants

The plan administrator may modify award terms, establish subplans and/or adjust other terms and conditions of awards, subject to the share limits described above, in order to facilitate grants of awards subject to the laws and/or stock exchange rules of countries outside of the United States.

Claw-Back Provisions, Transferability, and Participant Payments

All awards will be subject to the provisions of any claw-back policy implemented by us to the extent set forth in such claw-back policy and/or in the applicable award agreement. With limited exceptions for estate planning, domestic relations orders, certain beneficiary designations and the laws of descent and distribution, awards under the 2020 Plan are generally non-transferable, and are exercisable only by the participant. With regard to tax withholding, exercise price and purchase price obligations arising in connection with awards under the 2020 Plan, the plan administrator may, in its discretion, accept cash or check, provide for net withholding of shares, allow shares of our Common Stock that meet specified conditions to be repurchased, allow a “market sell order” or such other consideration as it deems suitable.

Plan Amendment and Termination

Our board of directors may amend or terminate the 2020 Plan at any time; however, except in connection with certain changes in our capital structure, stockholder approval will be required for any amendment that increases the number of shares available under the 2020 Plan. No award may be granted pursuant to the 2020 Plan after April 27, 2033. Further, no ISO award may be granted pursuant to the 2020 Plan after April 27, 2033.

The Board requests that you approve the Amendment to the 2020 Plan to extend the termination date of the 2020 Plan to the tenth anniversary of the Amendment Date.

Material U.S. Federal Income Tax Consequences

       The following summary is based on an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change. Moreover, the following is only a summary of United States federal income tax consequences. Actual tax consequences to participants may be either more or less favorable than those described below depending on the participant's particular circumstances.

        ISO.    No income will be recognized by a participant for federal income tax purposes upon the grant or exercise of an ISO. The basis of shares transferred to a participant upon exercise of an ISO is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant and two years after the grant of the option, the participant will recognize capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares, or if less, the gain on disposition. Any additional gain realized by the participant upon the disposition will be a capital gain. The excess of the fair market value of shares received upon the exercise of an ISO over the option price for the shares is generally an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an ISO, a participant may be subject to alternative minimum tax as a result of the exercise.

        NSOs.    No income is expected to be recognized by a participant for federal income tax purposes upon the grant of an NSO. Upon exercise of an NSO, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. Income recognized upon the exercise of an NSO will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the participant's employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. NSOs are designed to provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.

        SARs.    There is expected to be no federal income tax consequences to either the participant or the employer upon the grant of SARs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment pursuant to SARs in an amount equal to the aggregate amount of cash and the fair market value of any common stock received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant's income.

        Restricted Stock.    If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award pursuant to Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on such date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid therefore. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income with respect to the shares, subject to the deduction limitations described below.

        RSUs.    There will be no federal income tax consequences to either the participant or the employer upon the grant of RSUs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of common stock in payment of the RSUs in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant's income.

Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid with respect to an award in an amount equal to the cash the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant's income.

        Limitations on the Employer's Compensation Deduction.    In general, under Section 162(m) of the Code, income tax deductions of publicly traded corporations may be limited to the extent total compensation for certain current or former executive officers exceeds $1 million in any one taxable year.

        Excess Parachute Payments.    Section 280G of the Code limits the deduction that the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an "excess parachute payment." Excess parachute payments arise from payments made to disqualified individuals that are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the 2020 Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable to the employer, a disqualified individual receiving an excess parachute payment is subject to a 20% excise tax on the amount thereof.

        Application of Section 409A of the Code.    Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving non-qualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A, "non-qualified deferred compensation" includes equity-based incentive programs, including some stock options, SARs and RSU programs. Generally speaking, Section 409A does not apply to ISOs, non-discounted NSOs and appreciation rights if no deferral is provided beyond exercise, or restricted stock.

The awards made pursuant to the 2020 Plan are expected to be designed in a manner intended to comply with the requirements of Section 409A of the Code to the extent the awards granted under the 2020 Plan are not exempt from coverage. However, if the 2020 Plan fails to comply with Section 409A in operation, a participant could be subject to the additional taxes and interest. State and local tax consequences may in some cases differ from the federal tax consequences. The foregoing summary of the income tax consequences in respect of the 2020 Plan is for general information only. Interested parties should consult their own advisors as to specific tax consequences of their awards.

The 2020 Plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not intended to be qualified under Section 401(a) of the Code.

New Plan Benefits

Except for awards that will be made automatically under our non-employee director compensation program which, as of the date of this proxy statement, are equal to $81,000 annually for each of our non-employee directors, the number of awards that our named executive officers, directors, other executive officers and other employees may receive under the 2020 Plan, as amended by the Amendment (the “Amended Plan”), will be determined in the discretion of the Board in the future, and the Board has not made any determination to make future grants to any such persons under the Amended Plan as of the date of this proxy statement. Further, the aggregate number of shares subject to equity awards to be granted to our non-employee directors will depend on the value of our Common Stock on the grant date. Therefore, it is not possible to determine the number of shares that will be granted to any individual in the future.

Additional Prior Award Information

The following table sets forth, with respect to the individuals and groups identified therein, information regarding stock options, performance-based stock options, RSUs and performance-based RSUs that have been granted to such individuals and groups under the 2020 Plan through April 17, 2026:

			Number of	Number of
	Number of	Number of	Restricted	Performance
	Stock	Performance	Stock Unit	Stock Unit
Named Executive Officers:	Options - Total(1)	Stock Options (1)	Award - Total(1)	Awards (1)
C. Randal Mills, Ph.D.	2,066,181	345,011	874,734	252,394
Matthew Ferguson	711,700	—	277,724	—
Michelle Williams, Ph.D.	658,000	—	200,000	—
All Current Named Executive Officers as a Group:	3,435,881	—	1,352,458	252,394
Current Director Nominees:
David Colpman	145,687	—	—	—
Kevin Rakin	261,312	—	—	—
Each Associate of any of such Directors, Executive Officers or Nominees	—	—	—	—
Each other person who received or is to receive 5% of options, warrants or rights	—	—	—	—
All Non-Executive Officer Current Directors as a Group	746,568	—	—	—
(1)	Share numbers shown do not take into account shares subject to awards that that have been cancelled, forfeited or expired unexercised. The closing price per share of our Class A common stock on April 17, 2026 was $1.15.

Interest of Certain Persons in the Amended Plan

Stockholders should understand that our executive officers and non-employee directors may be considered to have an interest in the approval of the Amendment because they may in the future receive awards under the Amended Plan. Nevertheless, the Board believes that it is important to provide incentives and rewards for superior performance and the retention of experienced directors and officers by adopting the Amendment.

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the approval of the Amendment.

PROPOSAL NO. 4

APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE

COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Background

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21 under the Exchange Act, the Company requests that our stockholders cast a non-binding advisory vote to approve the compensation of our named executive officers (“NEOs”) as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules. This proposal, commonly known as a “say-on-pay” proposal and vote, is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies, and practices described in this Proxy Statement.

We encourage our stockholders to review the “Executive Compensation” section of this Proxy Statement for additional detail regarding the compensation of our NEOs.

As an advisory approval, this proposal is not binding upon us, our Board or our Compensation Committee, which are responsible for the design and administration of our executive compensation program. However, we, our Board and our Compensation Committee value the opinions of our stockholders expressed through your vote on this proposal and will carefully consider stockholder feedback and the results of say-on-pay votes when making future compensation decisions. Accordingly, we ask our stockholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the stockholders of Elutia Inc. approve, on an advisory, non-binding basis, the compensation of Elutia Inc.’s named executive officers as disclosed in Elutia Inc.’s Proxy Statement for the 2026 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the section titled “Executive and Director Compensation”, the Summary Compensation Table and other related tables and disclosures.”

Board Recommendation

The Board of Directors unanimously recommends a vote FOR the foregoing resolution to approve, on an advisory, non-binding basis, the compensation of our NEOs.

PROPOSAL NO. 5

APPROVAL, ON AN ADVISORY, NON-BINDING BASIS, OF THE FREQUENCY OF

FUTURE SAY-ON-PAY VOTES

Background

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21 under the Exchange Act, we are requesting that our stockholders cast an advisory, non-binding vote regarding the frequency with which we should include in future annual proxy statements a say-on-pay vote to approve, on an advisory, non-binding basis, the compensation of our NEOs. We are providing stockholders the option of selecting a frequency of every ONE YEAR, TWO YEARS, THREE YEARS, or abstaining. This vote, commonly known as a “say-on-frequency” proposal and vote, is not a vote to approve or disapprove of the Board’s recommendation, but rather, stockholders are being asked to express their preference regarding the frequency of future advisory say-on-pay votes.

We recommend that our stockholders select a frequency of every ONE YEAR. We believe that an annual frequency is appropriate because it will enable our stockholders to vote, on an advisory, non-binding basis, on the most recent executive compensation information that is presented in our proxy statement, which will provide a more continuous and meaningful communication between us and our stockholders on the compensation of our NEOs. Soliciting an annual vote on executive compensation furthers our goal to receive frequent input from our stockholders on corporate governance matters, and to engage in and further dialogue with our stockholders related to our general executive compensation approach, policies and philosophy.

This say-on-frequency vote is advisory, and therefore not binding on us, our Board or our Compensation Committee. However, our Board and our Compensation Committee value the opinions of our stockholders and intend to consider our stockholders’ views regarding how often they should have the opportunity to approve our executive compensation programs.

The frequency that receives the affirmative vote of the majority of the votes cast at the Annual Meeting will be the frequency recommended by stockholders. If no frequency receives the foregoing vote, then we will consider the option of ONE YEAR, TWO YEARS, or THREE YEARS that receives the highest number of votes cast to be the frequency recommended by stockholders.

Board Recommendation

The Board of Directors unanimously recommends a vote for a ONE YEAR frequency of future say-on-pay votes.

EXECUTIVE OFFICERS

The table below identifies and sets forth certain biographical and other information regarding our executive officers as of April 17, 2026. There are no family relationships among any of our executive officers or directors.

			In Current Position
Executive Officer	Age	Position	Since
C. Randal Mills, Ph.D.	54	President, Chief Executive Officer and Director	2022
Matthew Ferguson	58	Chief Financial Officer	2020
Michelle LeRoux Williams, Ph.D.	52	Chief Scientific Officer	2022

See page 10 of this Proxy Statement for the biography of C. Randal Mills, Ph.D.

Matthew Ferguson has served as our Chief Financial Officer since September 2020. Prior to joining Elutia, from September 2018 to July 2020, Mr. Ferguson served as Chief Financial Officer for Bossa Nova Robotics, a privately held robotics company serving major retailers. From January 2011 to August 2018, Mr. Ferguson held various management positions, including Chief Financial Officer, Chief Business Officer and Co-President, at Avinger, Inc., a publicly traded cardiovascular medical device company. From 2009 to 2010, Mr. Ferguson served as Chief Financial Officer at Tethys Bioscience, a provider of molecular diagnostic tests for cardiometabolic conditions. From 2008 to 2009, Mr. Ferguson served as the Chief Financial Officer at Proteolix, a biotechnology company developing treatments for cancer and autoimmune diseases. Mr. Ferguson also served as the Chief Financial Officer and Vice President of Finance and Business Development at FoxHollow Technologies, a publicly traded medical device company, from 2002 through its merger with ev3 in 2007. Mr. Ferguson holds an M.B.A. from the University of California at Berkeley, an M.S. in Mechanical Engineering from the University of Pennsylvania and a B.S. in Civil Engineering from Stanford University.

Michelle LeRoux Williams, Ph.D. has served as our Chief Scientific Officer since August 2022. Prior to joining Elutia, Dr. Williams served as an independent consultant for biologic and drug development since April 2020, and from October 2018 to March 2020, headed clinical innovation at the National Marrow Donor Program, a nonprofit international organization that provides hematopoietic stem cell transplants. Dr. Williams served as Elutia’s Executive Vice President, Chief Scientific Officer from 2017 to October 2018 and prior to that as Chief Operating Officer of Elutia and of Tissue Banks International, a nonprofit tissue bank, from which we were spun-off in November 2015. From 2001 to 2014, Dr. Williams was at Osiris Therapeutics, a publicly traded stem cell biotechnology company subsequently acquired by Smith and Nephew for $660 million, and served as their Chief Scientific Officer since 2009. Dr. Williams holds a Ph.D. in Biomedical Engineering from Duke University and a B.S in Mechanical Engineering from Rice University. She is a member of the Grants Working Group of the California Institute of Regenerative Medicine (CIRM) and a fellow in the American Institute for Medical and Biological Engineering.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board of Directors has adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found in the “Governance” section of the “Investors” page of our website located at www.Elutia.com, or by writing to our Secretary at our principal executive offices, currently located at 20 Firstfield Road, Gaithersburg, Maryland 20878. Among the topics addressed in our Corporate Governance Guidelines are:

Executive sessions of independent directors

Board leadership structure

Selection of new directors

Director orientation and continuing education

Limits on board service

Change of principal occupation

Term limits

Director responsibilities

Director compensation

Board access to senior management

Board access to independent advisors

Board self-evaluations

Board meetings

Meeting attendance by directors and non-directors

Meeting materials

Board committees, responsibilities and independence

Succession planning

Risk management

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Board size, independence and qualifications
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Executive sessions of independent directors
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Board leadership structure
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Selection of new directors
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Director orientation and continuing education
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Limits on board service
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Change of principal occupation
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Term limits
●
Director responsibilities
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Director compensation

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Stock ownership
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Board access to senior management
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Board access to independent advisors
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Board self-evaluations
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Board meetings
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Meeting attendance by directors and non-directors
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Meeting materials
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Board committees, responsibilities and independence
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Succession planning
●
Risk management

Board Leadership Structure

Our Corporate Governance Guidelines provide our Board of Directors with flexibility to combine or separate the positions of Chairperson of the Board and Chief Executive Officer in accordance with its determination that utilizing one or the other structure would be in the best interests of the Company and its stockholders. If the Chairperson of the Board is a member of management or does not otherwise qualify as independent, our Corporate Governance Guidelines provides that the independent directors may elect among themselves a lead independent director (the “Lead Director”). The Lead Director’s responsibilities include, but are not limited to: presiding over all Board meetings at which the Chairperson of the Board is not present, including any executive sessions of the independent directors; approving Board meeting schedules and agendas; and acting as the liaison between the independent directors on the one hand and the Chief Executive Officer and Chairperson of the Board on the other. Our Corporate Governance Guidelines provide that, at such times as the Chairperson of the Board qualifies as independent, the Chairperson of the Board will serve as Lead Director.

The positions of our Chair of the Board and our Chief Executive Officer and President are currently served by two separate persons. Mr. Rakin serves as Executive Chairman of the Board, and Dr. Mills serves as our Chief Executive Officer and President. Prior to January 2024, Mr. Rakin did not qualify as an “independent” director under Nasdaq Rules. However, in January 2024, our Board of Directors determined that Mr. Rakin now qualifies as “independent” as that term is defined under the Nasdaq Rules. Accordingly, Mr. Rakin has also served as Lead Director since January 2024 pursuant to our Corporate Governance Guidelines.

The Board believes that our current leadership structure of Chief Executive Officer and President, and an independent Executive Chair of the Board being held by two separate individuals is in the best interests of the Company and its stockholders and strikes the appropriate balance between the Chief Executive Officer and President’s responsibility for the strategic direction, day-to day-leadership and performance of our Company and the Executive Chair of the Board’s responsibility to guide overall strategic direction of our Company and provide oversight of our corporate governance and guidance to our Chief Executive Officer and President and to set the agenda for and preside over Board meetings. We recognize that different leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. Accordingly, while the Board believes separating these roles is the most appropriate structure for the Company at this time, the Board continues to review its leadership structure, including following the appointment of Dr. Mills, formerly an independent director on our Board, as our Chief Executive Officer and President, and may make such changes in the future as it deems appropriate and in the best interests of the Company and its stockholders.

Director Independence

Under our Corporate Governance Guidelines and the applicable Nasdaq Stock Market LLC (“Nasdaq”) rules (the “Nasdaq Rules”), a director is not independent unless the Board affirmatively determines that he or she does not have a relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities as a director. In addition, the director must not be precluded from qualifying as independent under the per se bars set forth by the Nasdaq Rules.

Our Board has undertaken a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our Board of Directors has determined that none of David Colpman, Brigid A. Makes, Guido Neels and Kevin Rakin, representing four of our five directors, has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors qualifies as “independent” as that term is defined under the Nasdaq Rules. In making this determination, our Board of Directors considered the relationships that each non-employee director has with us and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the director’s beneficial ownership of our common stock and the relationships of our non-employee directors with certain of our significant stockholders.

Board Committees

Our Board of Directors has three standing committees: an audit committee, a compensation committee and a nominating and corporate governance committee, each of which has the composition and the responsibilities described below. In addition, from time to time, special committees may be established under the direction of our Board when necessary to address specific issues. Each of the audit committee, the compensation committee and the nominating and corporate governance committee operates under a written charter.

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
David Colpman	X	X	Chair
Brigid A. Makes	Chair	Chair	X
Guido Neels	X	__	__
Kevin Rakin	—	X	—

Audit Committee

Our audit committee is responsible for, among other things:

●	appointing, approving the compensation of, and assessing and overseeing the independence of, our registered public accounting firm;
●	overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports and other communications from such firm;

●	reviewing and discussing with management and our independent registered public accounting firm our audited financial statements and quarterly financial statements;
●	considering whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K;
●	coordinating our Board’s oversight of our internal control over financial reporting, disclosure controls and procedures and code of business conduct and ethics;
●	discussing and overseeing our risk assessment and management policies, including cybersecurity threat risk management;
●	meeting independently with our internal auditing staff, if any, independent registered public accounting firm and management;
●	reviewing on a periodic basis our investment policies or guidelines;
●	reviewing and approving or ratifying any related person transactions and reviewing the related policies and procedures;
●	pre-approving all audit and non-audit services provided to us by our independent auditor (other than those provided pursuant to appropriate pre-approval policies established by the committee or exempt from such requirement under SEC rules);
●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters, and for the confidential and anonymous submission by our employees of concerns regarding questionable accounting or auditing matters; and
●	preparing the audit committee report required by SEC rules.

Our audit committee currently consists of David Colpman, Brigid A. Makes and Guido Neels, with Ms. Makes serving as chair. During 2025, Maybelle Jordan also served as a member of the audit committee until she resigned from the Board, effective October 8, 2025. Mr. Neels joined the Board and the audit committee, effective as of October 9, 2025. All members of our audit committee meet the requirements for financial literacy under the applicable Nasdaq Rules and regulations. Our Board of Directors has affirmatively determined that each of Mr. Colpman, Ms. Makes and Mr. Neels qualifies as “independent” under Nasdaq’s additional standards and Rule 10A-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) applicable to audit committee members. In addition, our Board of Directors has determined that each of Mr. Colpman and Ms. Makes qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d)(5) of Regulation S-K and has the requisite financial sophistication as defined under the applicable Nasdaq Rules.

Compensation Committee

Our compensation committee is responsible for, among other things:

●	reviewing and approving, or recommending for approval by the Board, the compensation of our Chief Executive Officer and our other executive officers;
●	periodically reviewing and approving new compensation and employee benefit plans and reviewing and approving changes to existing compensation and employee benefit plans, in each case that are not subject to stockholder approval or approval of the Board;
●	overseeing and administering our cash and equity incentive plans;

●	periodically reviewing and making recommendations to our Board with respect to director compensation;
●	reviewing and discussing annually with management our “Compensation Discussion and Analysis,” to the extent required; and
●	preparing and approving the annual compensation committee report required by SEC rules, to the extent required.

Our compensation committee currently consists of David Colpman, Brigid A. Makes and Kevin Rakin, with Ms. Makes serving as chair. Our Board of Directors has determined that each of Mr. Colpman, Ms. Makes and Mr. Rakin qualifies as “independent” under Nasdaq’s additional standards applicable to compensation committee members and is a “non-employee director” as defined in Section 16b-3 of the Exchange Act.

Compensation Consultants

The compensation committee has the authority to retain or obtain the advice of compensation consultants, legal counsel and other advisors to assist in carrying out its responsibilities. Before selecting any such consultant, counsel or advisor, the compensation committee reviews and considers the independence of such consultant, counsel or advisor in accordance with applicable Nasdaq Rules. We must provide appropriate funding for payment of reasonable compensation to any advisor retained by the compensation committee. The compensation committee did not engage the services of a compensation consultant during 2025.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee is responsible for, among other things:

●	identifying individuals qualified to become members of our Board;
●	recommending to our Board the persons to be nominated for election as directors at our annual meeting, recommending to our Board persons to be appointed to fill board vacancies and to serve on each committee of the Board;
●	reviewing any director’s resignation in accordance with the Corporate Governance Guidelines and recommending whether the Board should accept such resignation;
●	developing and recommending to our Board corporate governance guidelines, and reviewing and recommending to our Board proposed changes to our corporate governance guidelines from time to time;
●	periodically reviewing the Board’s leadership structure and recommending any changes to the Board; and
●	overseeing a periodic evaluation of our Board.

Our nominating and corporate governance committee currently consists of David Colpman and Brigid A. Makes, with David Colpman serving as chair. During 2025, Maybelle Jordan also served as chair of the nominating and corporate governance committee until she resigned from the Board, effective October 8, 2025. Our Board has determined that each of Mr. Colpman and Ms. Makes qualifies as “independent” under applicable Nasdaq Rules applicable to nominating and corporate governance committee members.

Board and Board Committee Meetings and Attendance

During the year ended December 31, 2025, there were six meetings of the Board of Directors, four meetings of the audit committee, two meetings of the compensation committee and one meeting of the nominating and corporate governance committee. During the fiscal year ended December 31, 2025, each director attended at least 75% of the aggregate of (i) all meetings of the Board of Directors and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

Executive Sessions

Executive sessions, which are meetings of the non-management members of the Board, are regularly scheduled throughout the year. In addition, at least twice a year, the independent directors meet in a private session that excludes management and any non-independent directors. At each of these meetings, the Company’s Executive Chairman, Mr. Rakin, presides at such session.

Director Attendance at Annual Meeting of Stockholders

We do not have a formal policy regarding the attendance of our Board members at our annual meetings of stockholders, but we expect all directors to make every effort to attend any meeting of stockholders. All of our then-serving directors attended our annual meeting of stockholders held in 2025.

Director Nominations Process

The nominating and corporate governance committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, the nominating and corporate governance committee considers the criteria set forth in our Corporate Governance Guidelines. Specifically, the nominating and corporate governance committee may take into account many factors, including, but not limited to: personal and professional integrity, ethics and values; experience in corporate management, such as serving as an officer or former officer of a publicly held company; strong finance experience; relevant social policy concerns; experience relevant to the Company’s industry; experience as a board member or executive officer of another publicly held company; relevant academic expertise or other proficiency in an area of the Company’s operations; diversity of expertise and experience in substantive matters pertaining to the Company’s business relative to other board members; practical and mature business judgment, including, but not limited to, the ability to make independent analytical inquiries; and any other relevant qualifications, attributes or skills. In determining whether to recommend a director for re-election, the nominating and corporate governance committee may also consider the director’s past attendance at meetings and participation in and contributions to the activities of the Board.

We do not have a formal diversity policy. The Board evaluates each individual in the context of the Board as a whole, with the objective of assembling a group that has the necessary tools to perform its oversight function effectively in light of the Company’s business and structure.

In identifying prospective director candidates, the nominating and corporate governance committee may seek referrals from other members of the Board, management, stockholders and other sources, including third party recommendations. The nominating and corporate governance committee also may, but need not, retain a search firm in order to assist it in identifying candidates to serve as directors of the Company. The nominating and corporate governance committee uses the same criteria for evaluating candidates regardless of the source of the referral or recommendation. When considering director candidates, the nominating and corporate governance committee seeks individuals with backgrounds and qualities that, when combined with those of our incumbent directors, provide a blend of skills and experience to further enhance the Board’s effectiveness. In connection with its annual recommendation of a slate of nominees, the nominating and corporate governance committee also may assess the contributions of those directors recommended for re-election in the context of the Board evaluation process and other perceived needs of the Board.

Each of the director nominees to be elected at the Annual Meeting was evaluated in accordance with our standard review process for director candidates in connection with their initial appointment and their nomination for election or re-election, as applicable, at the Annual Meeting.

When considering whether the directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board to satisfy its oversight responsibilities effectively in light of our business and structure, the Board focused primarily on the information discussed in each of the board member’s biographical information set forth above. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. This process resulted in the Board’s nomination of the incumbent directors named in this Proxy Statement and proposed for election by you at the Annual Meeting.

The nominating and corporate governance committee will consider director candidates recommended by stockholders, and such candidates will be considered and evaluated under the same criteria described above. Any recommendation submitted to the Company should be in writing and should include any supporting material the stockholder considers appropriate in support of that recommendation, but must include information that would be required under the rules of the SEC to be included in a proxy statement soliciting proxies for the election of such candidate and a written consent of the candidate to serve as one of our directors if elected and must otherwise comply with the requirements under our bylaws for stockholders to recommend director nominees. Stockholders wishing to propose a candidate for consideration may do so by submitting the above information to the attention of the Secretary, Elutia Inc., 20 Firstfield Road, Gaithersburg, Maryland 20878. All recommendations for director nominations received by the Secretary that satisfy our by-law requirements relating to such director nominations will be presented to the nominating and corporate governance committee for its consideration. Stockholders also must satisfy the notification, timeliness, consent and information requirements set forth in our bylaws. These timing requirements are also described under the caption “Stockholder Proposals and Director Nominations.”

Board Role in Risk Oversight

The Board of Directors has overall responsibility for risk oversight, including, as part of regular Board and committee meetings, general oversight of executives’ management of risks relevant to the Company. A fundamental part of risk oversight is not only understanding the material risks a company faces and the steps management is taking to manage those risks, but also understanding what level of risk is appropriate for the Company. The involvement of the Board of Directors in reviewing our business strategy is an integral aspect of the Board’s assessment of management’s tolerance for risk and its determination of what constitutes an appropriate level of risk for the Company. Our Board oversees an enterprise-wide approach to risk management, which is designed to support execution of our short-term and long-term strategic objectives and achievement of the Company’s objectives to improve long-term operational and financial performance and enhance stockholder interests. While the full Board has overall responsibility for risk oversight, it is supported in this function by its audit committee, compensation committee and nominating and corporate governance committee, with each committee having primary risk oversight responsibilities aligned with its area of focus and expertise. Each of the committees regularly reports to the Board. In addition, our Board receives periodic detailed operating performance reviews from management and periodically meets with management to review the Company’s progress with respect to its strategic goals and the risks that could impact the long-term sustainability of our business. These discussions may occur as part of the Board’s strategic planning process, annual budget reviews and approvals and through reviews of compliance issues at the applicable committees of our Board, as appropriate.

We believe that the areas of risk that are fundamental to the success of our enterprise and rise to enterprise-level risks include the areas of product development, commercial focus, regulatory approval process and value (which includes pricing) and protecting our assets (financial, intellectual property, and information, including cybersecurity), all of which are overseen by the Board and the appropriate Board committee (as discussed further below). For example, during 2025, the Board of Directors and its committees devoted significant time and attention to exercising their risk oversight role over the Company’s (i) commercialization of EluPro and ultimate sale of its cardiac implantable electronic device business, including our EluPro and CanGaroo products, (ii) development timeline relative to its lead product pipeline programs, NXT-41 and NXT-41x and (iii) legal proceedings related to the recall of a single lot of  Fiber Viable Bone Matrix in 2021 and the recall of a single lot of the Company’s viable bone matrix products in 2023.

The audit committee assists the Board in fulfilling its risk oversight responsibilities by periodically reviewing our accounting, reporting and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, our compliance with legal and regulatory requirements, our cybersecurity risks and our enterprise risk management program. The compensation committee assists the Board by overseeing and evaluating risks related to the Company’s compensation structure and compensation programs, including the formulation, administration and regulatory compliance with respect to compensation matters, and coordinating, along with the Board’s Chair, succession planning discussions. The nominating and corporate governance committee assists the Board by overseeing and evaluating programs and risks associated with Board organization, membership and structure, and corporate governance. The allocation of risk oversight responsibility among the committees may change, from time to time, based on the evolving needs of the Company. In addition, our Board receives periodic detailed operating performance reviews from management.

Committee Charters and Corporate Governance Guidelines

Our Corporate Governance Guidelines, charters of the audit committee, compensation committee and nominating and corporate governance committee and other corporate governance information are available under the “Governance” section of the “Investors” page of our website located at www.Elutia.com, or by writing to our Secretary at our principal executive offices, currently located at 20 Firstfield Road, Gaithersburg, Maryland 20878.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics (the “Code of Conduct”) that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer, controller, or persons performing similar functions. Our Code of Conduct is available under the “Governance” section of the “Investors” page of our website at www.Elutia.com. In addition, we intend to post on our website all disclosures that are required by law or the Nasdaq Rules concerning any amendments to, or waivers of, any provisions of our Code of Conduct.

Insider Trading Compliance Policy/Anti-Hedging and Pledging Policy

Our Board of Directors has adopted an Insider Trading Compliance Policy, which governs the purchase, sale, and/or other dispositions of Company securities by our directors, officers and employees, certain of their family members, and certain entities that such individuals influence or control, that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the Nasdaq listing standards applicable to us. Among other restrictions, the policy prohibits these individuals and entities from trading in Company securities while in possession of material nonpublic information and during certain designated blackout periods. Additionally, for our Section 16 reporting persons, certain family members of such persons and certain entities influenced or controlled by such persons, the Insider Trading Policy requires that proposed transactions in Company securities be pre-approved by our Chief Financial Officer. The policy also prohibits our directors, officers and employees, as well as persons and entities over which they have control, from purchasing financial instruments, such as prepaid variable forward contracts, equity swaps, collars, and exchange funds, or otherwise engaging in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. In addition, under the policy, pledging of our securities by our directors, officers and employees as collateral to secure loans is prohibited.

Communications with the Board

Any stockholder or any other interested party who desires to communicate with our Board of Directors, our non-management directors or any specified individual director, may do so by directing such correspondence to the attention of the Secretary, Elutia Inc., 20 Firstfield Road, Gaithersburg, Maryland 20904. The Secretary will forward the communication to the appropriate director or directors as appropriate.

EXECUTIVE AND DIRECTOR COMPENSATION

This section discusses the material components of the executive compensation program for our executive officers who are named in the “Summary Compensation Table” below. In 2025, our “named executive officers” or “NEOs” and their positions were as follows:

●	C. Randal Mills, Ph.D., President & Chief Executive Officer;
●	Matthew Ferguson, Chief Financial Officer; and
●	Michelle Williams, Ph.D., Chief Scientific Officer.

Summary Compensation Table

						Non-Equity
				Stock	Option	Incentive Plan		All Other
		Salary	Bonus	Awards	Awards	Compensation		Compensation		Total
Name and Principal Position	Year	($)	($)	($)(1)	($)(2)	($)		($)(3)		($)
C. Randal Mills, Ph.D.	2025	600,000	―	—	—	738,000	(4)	6,284	(7)	1,344,284
President and Chief Executive Officer	2024	600,000	—	2,311,156	1,617,373	—		7,628	(8)	4,536,157
Matthew Ferguson	2025	385,000	―	—	—	355,163	(5)	6,864	(9)	747,027
Chief Financial Officer	2024	385,000	―	902,500	518,705	—		3,427	(10)	1,809,632
Michelle Williams, Ph.D.	2025	355,000	―	—	—	327,488	(6)	6,214	(11)	688,702
Chief Scientific Officer	2024	355,000	―	722,000	518,705	—		1,779	(12)	1,597,484
(1)	Amounts reflect the grant-date fair value of the restricted stock units (“RSUs”) granted during 2024, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards made to executive officers in Note 5 of the consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, or the 2025 Annual Report.
(2)	Amounts reflect the full grant-date fair value of stock options granted during 2024 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all stock awards made to executive officers in Note 5 of the consolidated financial statements included in the 2025 Annual Report.
(3)	No amounts are indicated for perquisites and other personal benefits as the value provided did not exceed $10,000 for any NEOs.
(4)	Amount reflects the non-equity incentive plan compensation of $360,000 and $378,000 related to performance during the years ended December 31, 2024 and 2025, respectively. See “2025 Bonuses” below.
(5)	Amount reflects the non-equity incentive plan compensation of $173,250 and $181,913 related to performance during the years ended December 31, 2024 and 2025, respectively. See “2025 Bonuses” below.
(6)	Amount reflects the non-equity incentive plan compensation of $159,750 and $167,738 related to performance during the years ended December 31, 2024 and 2025, respectively. See “2025 Bonuses” below.
(7)	Amount reflects a matching contribution of $4,091 under the Company’s 401(k) plan and payment of $2,193 with respect to group term life insurance, short-term disability and long-term disability premiums.

(8)	Amount reflects a matching contribution of $5,849 under the Company’s 401(k) plan and payment of $1,779 with respect to group term life insurance, short-term disability and long-term disability premiums.
(9)	Amount reflects a matching contribution of $4,671 under the Company’s 401(k) plan and payment of $2,193 with respect to group term life insurance, short-term disability and long-term disability premiums.
(10)	Amount reflects a matching contribution of $1,648 under the Company’s 401(k) plan and payment of $1,779 with respect to group term life insurance, short-term disability and long-term disability premiums.
(11)	Amount reflects a matching contribution of $4,021 under the Company’s 401(k) plan and payment of $2,193 with respect to group term life insurance, short-term disability and long-term disability premiums.
(12)	Amount reflects payment of $1,779 with respect to group term life insurance, short-term disability and long-term disability premiums.

Elements of the Company’s Executive Compensation Program

For the year ended December 31, 2025, the compensation for each NEO generally consisted of a base salary, annual bonus, stock option awards, standard employee benefits and a 401(k) plan. These elements (and the amounts of compensation and benefits under each element) were selected because we believe they are necessary to help us attract and retain executive talent which is fundamental to our success. Below is a more detailed summary of the current executive compensation program as it relates to our NEOs.

2025 Salaries

The NEOs receive a base salary to compensate them for services rendered to the Company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. Each NEO’s initial base salary was provided in their employment agreement. See “Executive Compensation Arrangements” below for discussion of the 2025 salaries for the NEOs. The compensation committee of our board of directors (the “Compensation Committee”) has not yet approved any salary increases for 2026 for the NEOs.

2025 Bonuses

Pursuant to the terms of their employment agreements, Dr. Mills is entitled to receive an annual bonus with a target amount of sixty percent (60%) of his annual base salary, and Mr. Ferguson and Dr. Williams are each eligible to receive an annual bonus with a target amount of forty-five percent (45%) of their respective annual base salaries. The annual cash bonuses payable with respect to each fiscal year are determined by the Compensation Committee on a discretionary basis based on achievement of the performance goals approved for the annual cash bonus plan for such year.

For both fiscal years 2024 and 2025, the bonuses were discretionary; however, the annual cash bonus plan performance goals were based on an assessment of Company’s performance relative to regulatory, commercial, operational and financial objectives. Bonuses related to 2024 performance were not approved by the Compensation Committee until November 2025. Bonuses related to 2025 performance were approved by the Compensation Committee in March 2026. Consequently, amounts included for the NEOs in the “2025” year of the Summary Compensation Table in the column entitled “Non-Equity Incentive Plan Compensation” represent the total of the bonuses paid related to both 2024 and 2025 performance.

Equity Compensation for 2025

We maintain an equity incentive plan, the Elutia Inc. 2020 Amended and Restated Incentive Award Plan, which we refer to as the 2020 Plan, in order to facilitate the grant of cash and equity incentives to directors, employees (including our NEOs), and consultants of our Company and certain of its affiliates and to enable our Company and certain of its affiliates to obtain and retain services of these individuals, which is essential to our long-term success. The maximum number of shares of Class A common stock reserved under the 2020 Plan is (i) 3,636,000 shares of our Class A common stock, (ii) any shares which, as of the 2020 Plan’s effective date, are available for issuance under the 2015 Plan, or are subject to awards under the 2015 Plan (as defined below) which are forfeited or lapse unexercised and (iii) an annual increase on the first day of each year beginning in 2021 and ending on January 1, 2033, equal to the lesser of (A) 4% of the outstanding shares of all classes of our common stock on the last day of the immediately preceding fiscal year and (B) such lesser amount as determined by our board of directors. In Proposal No. 3, the Board is requesting that you approve the First Amendment to the 2020 Plan, which, if approved by the Company’s stockholders would: (1) increase the number of shares of our Class A common stock available for issuance under the 2020 Plan by an additional 3,000,000 shares and (2) extend the annual increase of shares of Class A common stock authorized under the 2020 Plan through 2036.

We also maintain an equity incentive plan, the Elutia Inc. 2015 Stock Option/Stock Issuance Plan (the “2015 Plan”). Following our initial public offering (“IPO”), we do not make any new grants of awards under the 2015 Plan. Any unvested stock options granted pursuant to the 2015 Plan remain outstanding and continue to vest in accordance with their terms.

The 2015 Plan, and together with the 2020 Plan, the Equity Plans, provide our employees (including the NEOs), consultants, non-employee directors, and other service providers and those of our affiliates the opportunity to participate in the equity appreciation of our business through the receipt of equity incentive awards including options to purchase shares of our Class A common stock and RSUs. We believe that such stock options and RSUs encourage a sense of proprietorship and stimulate interest in our development and financial success.

Pursuant to the 2020 Plan, on January 31, 2024, we granted stock options to Dr. Mills, covering 650,000 shares of our Class A common stock, pursuant to our standard form of award agreement. The options vest (i) 25% based on stock price performance (6.25% each for a price per share achievement of $6.00, $10.00, $14.00 and $18.00 based on 20 consecutive days of trading at or above this price), (ii) 25% on the 10th business day following FDA clearance of EluPro, which occurred in June 2024, and (iii) 50% time-based over three years, with the options vesting in equal monthly installments beginning one month after the grant date.

In addition, on January 31, 2024, we granted RSUs to Dr. Mills covering 650,000 shares of our Class A common stock, pursuant to our standard form of award agreement. The RSUs vest (i) 25% based on stock price performance (6.25% each for a price per share achievement of $6.00, $10.00, $14.00 and $18.00 based on 20 consecutive days of trading at or above this price), (ii) 25% on the 10th business day following FDA clearance of EluPro and (iii) 50% time-based over three years, with the RSUs vesting with respect to 1/6 on June 10, 2024, and 1/12 quarterly thereafter on each of the following dates: September 10, 2024, December 10, 2024, March 10, 2025, June 10, 2025, September 10, 2025, December 10, 2025, March 10, 2026, June 10, 2026, September 10, 2026, and December 10, 2026; provided, however, if the vesting date for any RSUs that vest on stock price performance or FDA clearance of EluPro is not during one of the Company’s open trading windows, the vesting shall be delayed until the first business day of the next open trading window. We note that the FDA clearance of EluPro occurred in June 2024 during a closed trading window, and as such, the vesting of the 25% subject to such performance criteria actually vested in August 2024.

In addition, on June 21, 2022, in connection with Dr. Mills’ appointment as Interim President and Chief Executive Officer, we granted stock options to Dr. Mills equal to 456,278 shares of our Class A common stock, pursuant to our standard form of award agreement (the “Mills Option Grant”). Three- fifths of the Mills Option Grant is subject to time-based vesting (the “Time Based Options”) and two-fifths of the Mills Option Grant is subject to performance-based vesting (the “Performance Based Options”). With respect to the Time Based Option grant of 273,767, one-third of the total, or 91,256 Time Based Options, vested on August 9, 2022, a total of 68,442 vested in 2023 and a total of 45,628 vested in 2024 in accordance with a four-year vesting schedule for the remaining two-thirds whereby 25% vests on the first anniversary of June 21, 2022 and the remaining portion vesting in twelve equal quarterly installments, subject to continued service through each vesting date. The Performance Based Options vest in equal installments upon the achievement of escalating share price thresholds of, respectively, $12.50, $17.00, $25.00 and $37.00 (calculated based on twenty consecutive days of trading at each respective threshold), subject to continued service through each vesting date. On January 31, 2024, the Compensation Committee approved an amendment to the Performance Based Options such that the incentives would instead vest in equal installments upon the achievement of escalating share price thresholds of, respectively, $6.00, $10.00, $14.00 and $18.00 (calculated based on twenty consecutive days of trading at each respective threshold), subject to continued service through each vesting date.

In addition, also on June 21, 2022, in connection with Dr. Mills’ appointment to Interim President and Chief Executive Officer, we authorized grants to Dr. Mills of RSUs covering 224,734 shares of our Class A common stock pursuant to our standard form of award agreement (the “Mills RSU Grant”). The Mills RSU Grant was formally made on April 27, 2023. Pursuant to the terms of the Mills Employment Agreement, three-fifths of the Mills RSU Grant are subject to time-based vesting (the “Time Based RSUs”) and two- fifths of the Mills RSU Grant are subject to performance-based vesting (the “Performance Based RSUs”). With respect to the Time Based RSU of 134,840, one-third of the total, or 44,947 Time Based RSUs, vested on April 27, 2023, a total of 22,474 also vested during 2023 and a total of 22,473 vested during 2024 in accordance with a four-year vesting schedule for the remaining two-thirds from Dr. Mills’ appointment date in equal annual installments, subject to continued service through each vesting date. The Performance Based RSUs vest in equal installments upon the achievement of escalating share price thresholds of, respectively, $12.50, $17.00, $25.00 and $37.00 (calculated based on twenty consecutive days of trading at each respective threshold), subject to continued service through each vesting date. On January 31, 2024, the Compensation Committee approved an amendment to the Performance Based RSUs such that the incentives would instead vest in equal installments upon the achievement of escalating share price thresholds of, respectively $6.00, $10.00, $14.00 and $18.00 (calculated based on twenty consecutive days of trading at each respective threshold), subject to continued service through each vesting date.

Pursuant to the 2020 Plan, on January 31, 2024, we granted stock options to Mr. Ferguson, covering 200,000 shares of our Class A common stock, pursuant to our standard form of award agreement. The options vest 25% on the 10th business day following FDA clearance of EluPro, which occurred in June 2024, and 75% time-based over three years, with the options vesting in equal monthly installments beginning one month after the grant date.

In addition, on January 31, 2024, we granted RSUs to Mr. Ferguson equal to 200,000 shares of our Class A common stock, pursuant to our standard form of award agreement. The RSUs vest 25% on the 10th business day following FDA clearance of EluPro and 75% time-based over three years, with the RSUs vesting with respect to 1/6 on June 10, 2024, and 1/12 quarterly thereafter on each of the following dates: September 10, 2024, December 10, 2024, March 10, 2025, June 10, 2025, September 10, 2025, December 10, 2025, March 10, 2026, June 10, 2026, September 10, 2026, and December 10, 2026; provided, however, if the vesting date for any RSUs that vest on FDA clearance of EluPro is not during one of the Company’s open trading windows, the vesting shall be delayed until the first business day of the next open trading window. We note that the FDA clearance of EluPro occurred in June 2024 during a closed trading window, and as such, the vesting of the 25% subject to such performance criteria actually vested in August 2024.

In addition, on January 31, 2024, we granted RSUs to Mr. Ferguson equal to 50,000 shares of our Class A common stock, pursuant to our standard form of award agreement. The RSUs vested 34% on September 10, 2024, 33% on March 10, 2025 and 33% on September 10, 2025.

Pursuant to the 2020 Plan, on January 31, 2024, we granted stock options to Dr. Williams, covering 200,000 shares of our Class A common stock, pursuant to our standard form of award agreement. The options vest 25% on the 10th business day following FDA clearance of EluPro and 75% time-based over three years, with the options vesting in equal installments monthly beginning one month after the grant date.

In addition, on January 31, 2024, we granted RSUs to Dr. Williams equal to 200,000 shares of our Class A common stock, pursuant to our standard form of award agreement. The RSUs vest 25% on the 10th business day following FDA clearance of EluPro, which occurred in June 2024, and 75% time-based over three years, with the RSUs vesting with respect to 1/6 on June 10, 2024, and 1/12 quarterly thereafter on each of the following dates: September 10, 2024, December 10, 2024, March 10, 2025, June 10, 2025, September 10, 2025, December 10, 2025, March 10, 2026, June 10, 2026, September 10, 2026, and December 10, 2026; provided, however, if the vesting date for any RSUs that vest on FDA clearance of EluPro is not during one of the Company’s open trading windows, the vesting shall be delayed until the first business day of the next open trading window. We note that the FDA clearance of EluPro occurred in June 2024 during a closed trading window, and as such, the vesting of the 25% subject to such performance criteria actually vested in August 2024.

As of December 31, 2025, stock options and RSUs covering an aggregate of 4,024,746 shares of our Class A common stock were outstanding under the Equity Plans. Such amount is comprised of outstanding stock options totaling 3,297,941 (with a weighted average exercise price of $4.75) and outstanding RSUs totaling 726,805.

2026 Inducement Award Plan

On March 3, 2026, the Board adopted the Elutia Inc. 2026 Inducement Award Plan (the “2026 Inducement Plan”) to induce individuals to enter into employment with the Company and its subsidiaries, and to enhance the ability of the Company and its subsidiaries to attract, retain and motivate persons who are expected to make important contributions to the Company by providing these individuals with equity ownership opportunities. Awards under the 2026 Inducement Plan may only be granted to individuals who were not previously employees or directors of the Company, or following a bona fide period of interruption of employment, as a material inducement to their entering into employment with the Company or its subsidiaries within the meaning of Rule 5635(c)(4) of the Listing Rules of The Nasdaq Stock Market. Accordingly, approval of the Company's stockholders was not required for the adoption of the 2026 Inducement Plan.

The 2026 Inducement Plan provides for the grant of stock options (other than incentive stock options), stock appreciation rights, restricted stock, restricted stock units, other stock- or cash-based awards, and dividend equivalents. Under the Inducement Plan, a maximum of 2,000,000 shares of the Company's Class A common stock may be issued. Shares subject to awards that are forfeited, expire, are surrendered, are tendered or withheld for payment of the exercise price or tax withholding obligations, or are settled in cash, will again be available for future grants under the 2026 Inducement Plan.

Other Elements of Compensation

Retirement Plans

We currently maintain a 401(k) retirement savings plan for our employees, including our NEOs, who satisfy certain eligibility requirements. Our NEOs are eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code of 1986 allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre- tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax- deferred retirement savings through our 401(k) plan, and making fully vested matching contributions, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our NEOs, in accordance with our compensation policies.

Employee Benefits and Perquisites

Health/Welfare Plans. All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including:

●	medical, dental and vision benefits;
●	medical and dependent care flexible spending accounts;
●	short-term and long-term disability insurance; and
●	life insurance.

We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our NEOs.

No Tax Gross-Ups

We do not make gross-up payments to cover our NEOs’ personal income taxes that may pertain to any of the compensation or perquisites paid or provided by our Company.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of Class A common stock underlying outstanding equity incentive plan awards for each NEO as of December 31, 2025.

	Option Awards(16)							Stock Awards(16)
											Equity
											incentive
										Equity	plan
					Equity					incentive	awards:
					incentive					plan awards:	market or
					plan				Market	market or	payout
					awards:				Value	payout value	value of
					number of			Number of	of Shares	of unearned	unearned
			Number of	Number of	securities			Shares or	or Units	shares, units	shares,
			Securities	Securities	underlying			Units of	of Stock	or other	units or
			Underlying	Underlying	unexercised			Stock	that have	rights that	other rights
			Unexercised	Unexercised	unearned	Option	Option	that have	not	have not	that have
			Options (#)	Options (#)	options	Exercise	Expiration	not	vested	vested	not vested
Name	Grant Date		Exercisable	Unexercisable	(#)	Price ($)	Date	vested (#)	($)(15)	(#)	($)(11)
C. Randal Mills, Ph.D.	12/9/2020	(1)	14,307	—	—	17.00	12/9/2030
	6/7/2021	(2)	14,082	—	—	10.41	6/7/2031
	6/7/2022	(3)	22,090	—	—	6.28	6/7/2032
	6/21/2022	(4)	91,256	—	—	6.39	6/20/2032
	6/21/2022	(5)	159,698	22,813	—	6.39	6/20/2032
	6/21/2022	(6)	—	—	182,511	6.39	6/20/2032
	4/27/2023	(7)						22,473	15,506	—	—
	4/27/2023	(8)						89,894	62,027	—	—
	1/31/2024	(9)	162,500	—	—	3.61	1/30/2034
	1/31/2024	(10)	207,639	117,361	—	3.61	1/30/2034
	1/31/2024	(11)	—	—	162,500	3.61	1/30/2034
	1/31/2024	(12)						108,333	74,750	—	—
	1/31/2024	(13)						162,500	112,125	—	—
Matthew Ferguson	10/8/2020	(14)	81,800	—	—	17.00	10/8/2030
	3/8/2021	(5)	30,900	—	—	14.53	3/8/2031
	3/8/2022	(5)	29,063	1,937	—	5.08	3/7/2032
	1/31/2024	(9)	50,000	—	—	3.61	1/30/2034
	1/31/2024	(10)	95,834	54,166	—	3.61	1/30/2034
	1/31/2024	(12)	—	—	—	—	—	50,000	34,500	—	—
Michelle Williams, Ph.D.	10/20/2022	(5)	67,500	22,500	—	7.16	10/19/2032
	1/31/2024	(9)	50,000	—	—	3.61	1/30/2034
	1/31/2024	(10)	95,834	54,166	—	3.61	1/30/2034
	1/31/2024	(12)	—	—	—	—	—	50,000	34,500	—	—
(1)	The stock options vested and became exercisable in three annual equal installments, beginning on October 8, 2021.
(2)	The stock options vested fully and became exercisable on the first anniversary of the grant date.
(3)	The stock options vested fully and became exercisable on the first anniversary of the grant date.
(4)	The stock options vested fully and became exercisable on August 9, 2022.
(5)	The stock options vested as to 25% upon the first anniversary of the grant date, and the remaining 75% vest in 12 equal quarterly installments thereafter, subject to continued service through each vesting date.
(6)	The stock options vest and become exercisable in four equal installments upon the Company’s achievement of, respectively, a share price of $6.00, $10.00, $14.00, and $18.00 in each case determined based on twenty consecutive days trading at or above the applicable threshold, subject to continued service through each vesting date.

(7)	The RSUs were authorized for grant on June 21, 2022, but were not formally granted until April 27, 2023. The RSUs vest as to 25% upon the first anniversary of the grant authorization date, and the remaining 75% vest in three equal annual installments thereafter, subject to continued service through each vesting date.
(8)	The RSUs were authorized for grant on June 21, 2022, but were not formally granted until April 27, 2023. The RSUs vest and become exercisable in four equal installments upon the Company’s achievement of, respectively, a share price of $6.00, $10.00, $14.00, and $18.00 in each case determined based on twenty consecutive days trading at or above the applicable threshold, subject to continued service through each vesting date.
(9)	The stock options vested fully and became exercisable on the 10th business day following FDA clearance of EluPro.
(10)	The stock options vest and become exercisable in equal monthly installments over three years beginning one month after the grant date.
(11)	The stock options vest and become exercisable in four equal installments upon the Company’s achievement of, respectively, a share price of $6.00, $10.00, $14.00, and $18.00 in each case determined based on twenty consecutive days trading at or above the applicable threshold, subject to continued service through each vesting date.
(12)	The RSUs vest with respect to 1/6 on June 10, 2024, and 1/12 quarterly thereafter on each of the following dates: September 10, 2024, December 10, 2024, March 10, 2025, June 10, 2025, September 10, 2025, December 10, 2025, March 10, 2026, June 10, 2026, September 10, 2026, and December 10, 2026.
(13)	The RSUs vest in four equal installments upon the Company’s achievement of, respectively, a share price of $6.00, $10.00, $14.00, and $18.00 in each case determined based on twenty consecutive days trading at or above the applicable threshold, subject to continued service through each vesting date.
(14)	The stock options vested and became exercisable in four equal annual installments, beginning on October 8, 2021.
(15)	Values were calculated based on a $0.69 closing price of our shares of Class A common Stock, as reported on Nasdaq on December 31, 2025.
(16)	Pursuant to the terms of each NEO’s employment agreement, the NEOs’ outstanding stock options and RSUs will vest and become exercisable, as applicable, upon the occurrence of a Change in Control (as defined in the 2020 Plan) if such NEO is terminated without Cause (as defined below in “Employment Agreements”) or resigns for Good Reason (as defined below in “Employment Agreements”) within the 12 months after such Change in Control is consummated, or with respect to Dr. Mills’ employment agreement, also within the three months prior to the Change in Control being consummated.

Executive Compensation Arrangements

C. Randal Mills, Ph.D. Employment Agreement

On June 21, 2022, in connection with his original appointment as Interim President and Chief Executive Officer and subsequent appointment as President and Chief Executive Officer, Dr. Mills and the Company entered into an employment agreement (the “Mills Employment Agreement”), for an initial period ending June 21, 2024, which shall automatically be extended for successive one-year periods (the “Employment Period”).

In connection with his service as President and Chief Executive Officer, Dr. Mills will be entitled to receive an annual base salary of $600,000 and a target annual bonus equal to 60% of his annual base salary. The first 12 months of Dr. Mills’ annual bonus were guaranteed to equal his target annual bonus.

The Mills Employment Agreement provides that, upon Dr. Mills’ termination of employment by the Company without Cause or resignation for Good Reason (in each case as defined in the Mills Employment Agreement), subject to

Dr. Mills’ execution and non-revocation of a release of claims, Dr. Mills will be eligible to receive, in addition to any earned and unpaid amounts, (i) the sum of (x) his annual base salary for a period of 12 months, and (y) 100% of his target annual bonus for the year in which termination occurs, payable over a 12-month period and (ii) a lump sum payment equal to twelve (12) times the Company’s monthly charge for participation in the Company’s health plans pursuant to COBRA following termination. If Dr. Mills is terminated in the period starting three months prior to a change in control and ending on the first anniversary of such change in control, Dr. Mills will instead be eligible to receive, in addition to any earned and unpaid amounts, (i) a lump-sum payment equal to the sum of (x) his annual base salary for a period of 18 months, and (y) 150% of his target annual bonus for the year in which termination occurs, and (z) eighteen (18) times the Company’s monthly charge for participation in the Company’s health plan pursuant to COBRA following termination and (ii) full acceleration of any outstanding unvested equity awards.

Matthew Ferguson Employment Agreement

In connection with the IPO, Mr. Ferguson entered into an employment agreement (the “Ferguson Employment Agreement”).

The Ferguson Employment Agreement provides that, Mr. Ferguson will be entitled to an initial annual base salary of $350,000 and that Mr. Ferguson shall be entitled to receive an annual target bonus of forty- five percent (45%) of his base salary actually paid in the applicable year, which shall be conditioned upon, among other things, Mr. Ferguson’s performance and the performance of the Company. Mr. Ferguson’s annual base salary was increased from $357,000 to $385,000 in April 2024 with an effective date of January 1, 2024.

The Ferguson Employment Agreement provides that, upon Mr. Ferguson’s termination of employment by the Company without Cause (as defined in the Ferguson Employment Agreement) and upon his resignation for Good Reason (as defined in the Ferguson Employment Agreement), subject to Mr. Ferguson’s execution and non-revocation of a release of claims, Mr. Ferguson will be entitled to receive, in addition to any accrued amounts, (i) his annual base salary for a period of twelve months and (ii) payment of the Company’s share of the premiums for participation in the Company’s health plans pursuant to COBRA for the twelve- month period following termination. If Mr. Ferguson is terminated in the twelve months following a change in control, Mr. Ferguson will instead be entitled to receive, in addition to any accrued amounts, (i) his annual base salary for a period of twelve months, (ii) one hundred percent (100%) of his target annual bonus for the year in which termination occurs, (iii) payment of the remainder of premiums for participation in the Company’s health plan pursuant to COBRA for the twelve-month period following termination and (iv) full acceleration of any outstanding equity awards.

Pursuant to the Ferguson Employment Agreement, Mr. Ferguson is subject to confidentiality and assignment of intellectual property provisions, and certain restrictive covenants, including one-year post- employment non-competition and non-solicitation of employees and customer provisions.

Michelle Williams, Ph.D. Employment Agreement

In connection with her appointment as Chief Scientific Officer, Dr. Williams entered into an employment agreement (the “Williams Employment Agreement”).

The Williams Employment Agreement provides that, Dr. Williams will be entitled to an annual base salary of $330,000 and that Dr. Williams shall be entitled to receive an annual target bonus of forty-five percent (45%) of her base salary actually paid in the applicable year, which shall be conditioned upon, among other things, Dr. Williams’ performance and the performance of the Company. Dr. Williams’ annual salary was increased to $355,000 in April 2024 with an effective date of January 1, 2024.

The Williams Employment Agreement provides that, upon Dr. Williams’ termination of employment by the Company without Cause (as defined in the Williams Employment Agreement) and upon her resignation for Good Reason (as defined in the Williams Employment Agreement), subject to Dr. Williams’ execution and non-revocation of a release of claims, Dr. Williams will be entitled to receive, in addition to any accrued amounts, (i) her annual base salary for a period of twelve months and (ii) payment of the Company’s share of the premiums for participation in the

Company’s health plans pursuant to COBRA for the twelve-month period following termination. If Dr. Williams is terminated in the twelve months following a change in control, Dr. Williams will instead be entitled to receive, in addition to any accrued amounts, (i) her annual base salary for a period of twelve months, (ii) one hundred percent (100%) of her target annual bonus for the year in which termination occurs, (iii) payment of the remainder of premiums for participation in the Company’s health plan pursuant to COBRA for the twelve-month period following termination and (iv) full acceleration of any outstanding equity awards.

Pursuant to the Williams Employment Agreement, Dr. Williams is subject to confidentiality and assignment of intellectual property provisions, and certain restrictive covenants, including one-year post- employment non-competition and non-solicitation of employees and customer provisions.

Definition of “Good Reason”

For purposes of the Mills Employment Agreement, Ferguson Employment Agreement and Williams Employment Agreement, “Good Reason” shall mean the occurrence of any one or more of the following events without the NEO’s prior written consent, unless the Company fully corrects the circumstances constituting Good Reason (provided such circumstances are capable of correction): (i) a material reduction in the NEO’s job responsibilities and duties for the Company, (ii) a material reduction in the NEO’s annual base salary or (iii) a requirement imposed by the Company on the NEO that the NEO’s principal place of employment be anywhere other than within a 50 mile radius of the NEO’s principal location, except for travel required on Company business to an extent substantially consistent with the NEOS’s business travel obligation prior to the change in control, that, in any such case, is not cured by the Company within fifteen days after the Company’s receipt of written notice from the NEO of such event. Notwithstanding the foregoing, the NEO will not be deemed to have resigned for Good Reason unless (1) the NEO provides the Company with written notice setting forth in reasonable detail the facts and circumstances claimed by the NEO to constitute Good Reason within sixty (60) days after the date of the occurrence of any event that the NEO knows or should reasonably have known to constitute Good Reason, (2) the Company fails to cure such acts or omissions within thirty (30) days following its receipt of such notice, and (3) the effective date of the NEO’s termination for Good Reason occurs no later than sixty (60) days after the expiration of the Company’s cure period.

Pay Versus Performance

The following table sets forth information concerning the compensation of our principal executive officer (“PEO”) and our NEOs other than the PEO for each of the years ended December 31, 2024, and 2025 and our financial performance for each such year:

			Average	Average	Value of Initial
			Summary	Compensation	Fixed $100
	Summary		Compensation	Actually	Investment
	Compensation	Compensation	Table Total for	Paid to	Based on Total	Net
	Table Total for	Actually	Non-PEO	Non-PEO	Shareholder	Income (Loss)
	PEO	Paid to PEO	NEOs	NEOs	Return	(thousands)
Year	($)	($)(1)(2)	($)	($)(1)(2)	($)(3)	($)
2025	1,344,284	(1,214,123)	717,865	162,616	69.30	53,380
2024	4,536,157	5,085,866	1,703,558	1,797,913	173.15	(53,949)

(1)	Amounts represent compensation actually paid to C. Randal Mills, Ph.D., our PEO, and the average compensation actually paid to our non-PEO NEOs for each of the relevant years, as determined under Securities Exchange Commission rules (and described below). Our non-PEO NEOs for 2025 and 2024 were Matthew Ferguson and Michelle Williams, Ph.D.

Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table for the applicable fiscal year, as adjusted as follows:

	2025		2024
		Average		Average
		Non-PEO		Non-PEO
	PEO	NEOs	PEO	NEOs
Adjustments	($)	($)	($)	($)
Summary Compensation Table - Total Compensation Reported	1,344,284	717,865	4,536,157	1,703,558
Deduction for Amounts Reported under the "Stock Awards" and "Option Awards" Columns in the Summary Compensation Table	-	-	(3,928,529)	(1,330,955)
Increase based on ASC 718 Fair Value of Awards Granted during Applicable Year that Remain Unvested, determined as of applicable year-end	-	-	2,467,353	744,575
Increase/deduction for Awards Granted during Prior Year that were Outstanding and Unvested as of Applicable Year-end, determined based on change in ASC 718 Fair Value from Prior Year-end to Applicable Year-end	(2,035,934)	(322,513)	402,314	36,513
Increase based on ASC 718 Fair Value of Awards Granted during Applicable Year that Vested during Applicable Year, determined as of Vesting Date	-	-	1,514,728	609,469
Increase/deduction for Awards Granted during Prior Year that Vested during Applicable Year, determined based on change in ASC 718 Fair Value from Prior Year-end to Vesting Date	(522,473)	(232,736)	93,843	34,754
Compensation Actually Paid	(1,214,123)	162,616	5,085,866	1,797,913

(2)	Fair value or change in fair value, as applicable, of equity awards in the “Compensation Actually Paid” columns was determined by reference to a Black Scholes value as of the applicable year-end or vesting date(s), determined based on the same methodology as used to determine grant date fair value but using the closing stock price on the applicable revaluation date as the current market price and with an expected life calculated as of the revaluation date, and in all cases based on volatility and risk free rates determined as of the revaluation date based on the expected life period and based on an expected dividend rate of 0%. For additional information on the assumptions used to calculate the valuation of the awards, see the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 31, 2025 and prior years.
(3)	Assumes $100 was invested for the period starting December 31, 2023, through the end of the listed year. Historical stock performance is not necessarily indicative of future stock performance.

Relationship Between Financial Performance Measures

The graphs below compare the compensation actually paid to C. Randal Mills, Ph.D., our chief executive officer and PEO, and the average of the compensation actually paid to our non-CEO NEOs, with (i) our cumulative TSR, and (ii) our net income in each case, for the fiscal years ended December 31, 2024 and 2025.

TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any were reinvested.

Compensation Actually Paid vs. TSR
$8
$6
$4
$2
$0
-$2
-$4
Compensation Actually Paid ($Millions)
$200
$150
$100
$50
$0
-$50
-$100
Total Shareholder Return
$173.15
$69.30
$5.09
$1.80
$(1.21)
$0.16
2024
2025
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Non-CEO NEOs
Total Shareholder Return

Compensation Actually Paid vs. Net Income
Compensation Actually Paid ($Millions)
Net Income ($Millions)
$8
$6
$4
$2
$0
-$2
-$4
$60
$40
$20
$0
-$20
-$40
-$60
$5.09
$1.80
$(53.95)
$53.38
$0.16
$(1.21)
2024
2025
Compensation Actually Paid to CEO
Average Compensation Actually Paid to Non-CEO NEOs
Net Income

Equity Incentive Plans

Elutia Inc. 2015 Stock Option/Stock Issuance Plan

We currently maintain the 2015 Plan, as described above. Following our IPO, we do not make any new grants of awards under the 2015 Plan. Any unvested stock options granted pursuant to the 2015 Plan remain outstanding and continue to vest in accordance with their terms.

2020 Incentive Award Plan

We currently maintain the 2020 Plan, as described above, pursuant to which we may grant cash and equity-based incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete.

2020 Employee Stock Purchase Plan

We currently maintain the 2020 Employee Stock Purchase Plan, which provides increased flexibility to grant opportunities to purchase shares to our employees.

2026 Inducement Award Plan

We have recently adopted the 2026 Inducement Award Plan, as described above, pursuant to which we may grant cash and equity-based awards to induce individuals to enter into employment with the Company and its subsidiaries, and to enhance the ability of the Company and its subsidiaries to attract, retain and motivate persons who are expected to make important contributions to the Company by providing these individuals with equity ownership opportunities.

Clawback of Performance-Based Awards

The Company has adopted an Excess Incentive-Based Compensation Recoupment Policy (the “Clawback Policy”) in compliance with Nasdaq Listing Rule 5608. The Clawback Policy provides for the recoupment of erroneously awarded incentive compensation in the event of certain accounting restatements. The Clawback Policy applies to current and former executive officers and requires the recoupment of erroneously awarded incentive compensation received during a three-year lookback period preceding the accounting restatement.

Timing of Equity Awards

The Compensation Committee grants equity awards, including stock options, from time to time. This may also include grants in connection with a new hire, promotion, and other circumstances where the Compensation Committee deems it appropriate to make such grants. Although we have not adopted a formal policy regarding the timing of equity award grants, including stock options, the Compensation Committee does not take material nonpublic information into account when determining the terms of equity awards and has not timed grants or the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. During 2025, there were no stock option awards granted to any NEOS within four business days preceding, or one business day after, the filing of any report on Forms 10-K, 10-Q, or 8-K that disclosed material nonpublic information.

Director Compensation

Non-Employee Director Compensation Policy

In connection with our IPO, we implemented a non-employee director compensation policy pursuant to which each non-employee director will receive an annual director fee of $40,000 as well as an additional annual fee of $30,000 for service as our chairman, $20,000, $15,000, $10,000 for service as the chair of our audit, compensation and nominating and corporate governance committees, respectively and an additional annual fee of $10,000, $7,500, $5,000 for service (other than as chair) on our audit, compensation and nominating and corporate governance committees, respectively, each earned on a quarterly basis. Each director will also receive an annual equity award with a grant date fair value of

$81,000, which will vest in full on the date of our annual shareholder meeting immediately following the date of grant, subject to the nonemployee director continuing in service through such meeting date. The award is further subject to accelerated vesting upon a change in control (as defined in the 2020 Plan). In addition to the annual awards, the policy provides that, upon a non-employee director’s initial appointment, such director is entitled to receive an option award with a grant date fair value of $126,000 (an “Initial Award”), which will vest annually in three installments of one-third each, on each of the first three anniversaries of the grant date.

On June 8, 2023, the Board approved an amendment to the non-employee director compensation policy such that (i) the Board has discretion to reduce the number of annual stock options granted to each non- employee director to an amount less than the number equal to grant date fair value of $81,000, (ii) the Board has discretion to reduce the Initial Award to an amount less than the number equal to a grant date fair value of $126,000 and (iii) the Company may pay the Board service fees in Class A common stock of the Company or cash.

In addition, on June 21, 2022, the Board created the position of Executive Chairman of the Board, a non- employee director position, and appointed Kevin Rakin to serve in this position. In recognition of Mr. Rakin’s additional time, contribution and responsibilities serving as Executive Chairman of the Board, the Board provided Mr. Rakin with additional director compensation for his service. Mr. Rakin’s Executive Chairmanship and related additional compensation was initially set to expire on June 20, 2023, but has been extended three times by the Board due to Mr. Rakin’s continuation in such role and currently expires on June 20, 2026. As such, Mr. Rakin is eligible to receive a total of $200,000 in cash compensation for his role as Executive Chairman, which shall be earned on a quarterly basis. Furthermore, in 2023, 2024 and 2025, Mr. Rakin received an annual stock option grants that were 1.5 times the standard director grant for each year.

The total compensation earned or paid to our non-employee directors during 2025 is set forth in the table below.

	Fees Earned or	Option	All Other
Name	Paid in Cash ($)	Awards ($)(1)	Compensation	Total ($)
Kevin Rakin	200,000	121,500	—	321,500
David Colpman	57,500	81,000	—	138,500
Maybelle Jordan (2)	60,000	81,000	—	141,000
Brigid A. Makes	80,000	81,000	—	161,000
Guido Neels (3)	—	126,000	70,250	196,250
W. Matthew Zuga (4)	41,593	81,000	—	122,593
(1)	Amounts reflect the full grant-date fair value of stock options granted during 2025 computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named individual. We provide information regarding the assumptions used to calculate the value of all option awards made to our non-employee directors in Note 5 to the consolidated financial statements included in our 10-K.
(2)	Ms. Jordan resigned from the Board, effective October 8, 2025.
(3)	Mr. Neels joined the Board and the audit committee, effective as of October 9, 2025. The entry in the “Option Awards” column reflects that Mr. Neels received the Initial Award following his appointment to the Board in 2025. The entry in the “All Other Compensation” column represents 25,000 RSUs that were granted to Mr. Neels on March 5, 2025 pursuant to the Company’s consulting agreement with Mr. Neels. The RSUs vested in four equal installments commencing on March 10, 2025 and on the 10th of every third month thereafter until fully vested on December 10, 2025. The RSUs were granted under the Company’s 2020 Incentive Award Plan and settled in shares of the Company’s Class A common stock. The Consulting Agreement was terminated, effective as of November 11, 2025. All RSUs granted pursuant to the Consulting Agreement that were unvested at the time it was terminated continued to fully vest on their original vesting schedules, notwithstanding termination of the Consulting Agreement.
(4)	Mr. Zuga resigned from the Board, effective October 8, 2025.

The table below shows the aggregate numbers of option awards (exercisable and unexercisable) held as of December 31, 2025 by each non-employee director who was serving on the Board as of December 31, 2025.

Options Outstanding at
Name	Fiscal Year End
Kevin Rakin	229,467
David Colpman	145,687
Brigid A. Makes	167,653
Guido Neels	171,916

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information relating to the beneficial ownership of our common stock as of April 17, 2026 by:

●	each person, or group of affiliated persons, known by us to beneficially own more than 5% of any class of our Class A common stock;
●	each of our directors;
●	each of our NEOs for 2025; and
●	all directors and executive officers as a group.

The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC. Under these rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them, subject to any applicable community property laws.

The percentage of shares beneficially owned is computed on the basis of 44,208,236 shares of our Class A common stock outstanding as of April 17, 2026. Shares of our common stock that a person has the right to acquire within 60 days of April 17, 2026 are deemed outstanding for purposes of computing the percentage ownership of the person holding such rights, but are not deemed outstanding for purposes of computing the percentage ownership of any other person, except with respect to the percentage ownership of all directors and executive officers as a group. Unless otherwise indicated below, the address for each beneficial owner listed is c/o Elutia Inc., 20 Firstfield Road, Gaithersburg, Maryland 20878.

	Number of Shares of	Percentage of Class A
	Class A Common Stock	Common Stock
Name of Beneficial Owner	Beneficially Owned	Beneficially Owned
Holders of More than 5%:
HighCape Partners and affiliates(1)	4,657,628	10.5%
Nantahala Capital Management, LLC and affiliates(2)	4,124,854	9.3%
AIGH Capital Management, LLC and affiliates(3)	3,068,185	6.9%
Knollwood Investment Advisory, LLC(4)	2,556,724	5.8%
Named executive officers and directors:
C. Randal Mills, Ph.D.(5)	1,213,150	2.7%
Matthew Ferguson(6)	820,768	1.8%
Michelle Williams, Ph.D.(7)	393,572	*
Kevin Rakin(1)(8)	5,285,634	11.9%
David Colpman(9)	176,785	*
Brigid A. Makes(10)	194,653	*
Guido Neels(11)	125,000	*
All executive officers and directors as a group (7 persons)(12)	8,209,562	17.8%
*	Represents less than 1%.

(1)	Based solely on information reported on a Schedule 13D/A filed on December 15, 2025, one or more of the following HighCape entities (collectively, “HighCape Entities”): HighCape Capital, L.P., HighCape Capital, LLC, HighCape Partners II, L.P., HighCape Partners QP II, L.P., HighCape Partners GP II, L.P., and HighCape Partners GP II, LLC have shared voting and dispositive power over 4,657,628 shares of Class A common stock. Additionally, Kevin Rakin has shared voting and dispositive power over such shares of Class A common stock. Mr. Rakin, a member of our Board of Directors, is the managing member of HighCape Partners GP II, LLC, which in turn is the general partner of HighCape Partners GP II, L.P., which in turn is the general partner of HighCape Partners QP II, L.P. Mr. Rakin is also the managing member of HighCape Capital, LLC, which in turn is the general partner of HighCape Capital, L.P. Each of Mr. Rakin, HighCape Partners GP II, LLC and HighCape Partners GP II, L.P. may be deemed to beneficially own the securities held of record by HighCape Partners II, L.P. and HighCape Partners QP II, L.P., and both Mr. Rakin and HighCape Capital, LLC may be deemed to beneficially own the securities held of record by HighCape Capital, L.P. The address of each of the HighCape Entities described in this footnote and Mr. Rakin is 36 Church Lane, Westport, CT 06880.
(2)	Based solely on information reported on a Schedule 13G/A filed on February 13, 2026, Nantahala Capital Management, LLC and each of Wilmot Harkey and Daniel Mack and have shared voting and dispositive power over 4,124,854 shares of Class A common stock. The address of the foregoing reporting persons is 130 Main St. 2nd Floor, New Canaan, CT 06840.
(3)	Based solely on information reported on a Schedule 13G/A filed on January 28, 2026, AIGH Capital Management LLC and Orin Hirschman have shared voting and dispositive power over 3,068,185 shares of Class A common stock. The address of the foregoing reporting persons is 6006 Berkeley Avenue, Baltimore, MD 21209. The amount reported in the Schedule 13G/A excludes 1,300,000 shares of Class A common stock issuable upon the exercise of warrants due to beneficial ownership limitations on exercise. Based on the Company’s records, such warrants were exercised on March 17, 2026.
(4)	Based solely on information reported on a Schedule 13G filed on February 13, 2026, Knollwood Investment Advisory, LLC has voting and dispositive power over 2,556,724 shares of Class A common stock. The address of the foregoing reporting person is 217 International Circle, Hunt Valley, MD 21030.
(5)	Consists of 409,406 shares of Class A common stock and 803,744 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 17, 2026. The amount reported in the table does not include (i) 345,011 options to purchase Class A common stock or (ii) 252,394 shares underlying performance-based RSUs that are subject to vesting within 60 days of April 17, 2026, to the extent that the performance objectives are achieved.
(6)	Consists of 472,067 shares of Class A common stock and 348,701 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 17, 2026.
(7)	Consists of 109,821 shares of Class A common stock and 283,751 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 17, 2026.

(8)	Consists of (i) 4,657,628 shares of Class A common stock held of record by the HighCape Entities, which includes 48,931 shares of Class A common stock held of record by HighCape Capital, L.P. (ii) 126,120 shares of Class A common stock (iii) 272,419 shares of Class A common stock held of record by the Kevin L. Rakin Irrevocable Trusts whose beneficiaries include his wife and descendants, and (iv) 229,467 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 17, 2026.
(9)	Consists of 31,098 shares of Class A common stock and 145,687 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 17, 2026.
(10)	Consists of 27,000 shares of Class A common stock and 167,653 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 17, 2026.
(11)	Consists of 125,000 shares of Class A common stock.
(12)	Consists of 6,230,559 shares of Class A common stock and 1,979,003 options to purchase shares of Class A common stock that are or will be exercisable within 60 days of April 17, 2026. The amount reported in the table does not include (i) 345,011 options to purchase Class A common stock or (ii) 252,394 shares underlying performance-based RSUs that are subject to vesting within 60 days of April 17, 2026, to the extent that the performance objectives are achieved.

CERTAIN TRANSACTIONS WITH RELATED PERSONS

Policies and Procedures on Transactions with Related Persons

Our Board of Directors recognizes that transactions with related persons present a heightened risk of conflicts of interests and/or improper valuation (or the perception thereof). Our Board has adopted a written policy on transactions with related persons, which requires that our audit committee approve or ratify related person transactions required to be disclosed pursuant to Item 404(a) or, if applicable Item 404(d) of Regulation S-K. Item 404 of Regulation S-K requires disclosure, subject to certain exceptions, of transactions in which we were or are to be a participant and the amount involved exceeds $120,000 (or such other amount applicable while we remain a smaller reporting company) and in which any “related person” as defined under Item 404(a) of Regulation S-K had or will have a direct or indirect material interest. It is our policy that directors interested in a related person transaction will recuse themselves from any vote on a related person transaction in which they have an interest and that no director may participate in the approval of a related person transaction for which he or she is a “related person.” Each of the transactions described below entered into following the adoption of our related person transaction policy was approved in accordance with such policy.

The following is a summary of such related person transactions since January 1, 2025 in which the amount involved exceeded or will exceed $120,000, as well as certain transactions below such threshold.

Consulting Agreement

Mr. Guido Neels was elected to the Board, effective October 9, 2025. The Company and Guido Neels had previously entered into a consulting agreement as of December 1, 2023 (the “Consulting Agreement”), pursuant to which Mr. Neels provided the Company with advice and counsel on an independent contractor basis on business and financial matters and other matters within Mr. Neels’ experience. The original term of the Consulting Agreement was for one year, which was subsequently extended for two additional one-year terms upon the consent of both parties. The Consulting Agreement was terminable by either party upon seven days’ notice to the other party. In consideration of Mr. Neels’ consulting services, the Company issued him 50,000 RSUs on December 20, 2023, which vested in eight equal installments commencing March 1, 2024 and on the 1st of every third month thereafter until fully vested on December 1, 2025. In addition, on March 5, 2025, Mr. Neels was granted 25,000 RSUs, which vested in four equal installments commencing on March 10, 2025 and on the 10th of every third month thereafter until fully vested on December 10, 2025. The RSUs were granted under the Company’s 2020 Incentive Award Plan and settled in shares of the Company’s Class A Common Stock. The Consulting Agreement was terminated, effective as of November 11, 2025. All RSUs granted pursuant to the Consulting Agreement that were unvested at the time it was terminated continued to fully vest on their original vesting schedules, notwithstanding termination of the Consulting Agreement.

Transactions with HighCape and its Affiliates

Payment of HighCape Legal Fees

During 2025, payments totaling approximately $39,000 were made by us for legal fees incurred by HighCape Entities or their affiliates. Such related party payments were authorized by our audit committee given the indirect benefit to Elutia derived from the services rendered.

Employment Agreements

We have entered into employment agreements with our NEOs. For more information regarding the agreements with our NEOs, see “Executive and Director Compensation — Executive Compensation Arrangements — Employment Agreements” above.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director (and in certain cases their related venture capital funds) and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer.

2025 Registered Direct Offering

On February 4, 2025, we sold, in a registered direct offering (“2025 Registered Offering”), an aggregate of (i) 5,520,000 shares of our Class A common stock and (ii) prefunded warrants (“2025 Prefunded Warrants”) to purchase up to an aggregate of 480,000 shares of Class A Common Stock. The public offering price for each share of Class A Common Stock was $2.50, and the public offering price for each 2025 Prefunded Warrant was $2.499, for aggregate gross proceeds of approximately $15.0 million, before deducting offering expenses. The 2025 Prefunded Warrants have an exercise price of $0.001 per share of Class A Common Stock, are exercisable immediately and will expire when exercised in full.

HighCape Partners and affiliates, owners of more than 5% of our voting securities, acquired 420,000 Class A common shares in the 2025 Registered Offering for a total purchase price of approximately $1.1 million.

Nantahala Capital Management, LLC and affiliates, owners of more than 5% of our voting securities, acquired 320,000 Class A common shares and 480,000 2025 Prefunded Warrants in the 2025 Registered Offering for a total purchase price of approximately $2.0 million.

AIGH Capital Management LLC and affiliates, owners of more than 5% of our voting securities, acquired 360,000 Class A common shares in the 2025 Registered Offering for a total purchase price of approximately $0.9 million.

Knollwood Investment Advisory, LLC, owners of more than 5% of our voting securities, acquired 100,000 Class A common shares in the 2025 Registered Offering for a total purchase price of approximately $0.3 million.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires that certain of our officers, our directors and persons who beneficially own more than 10% of a registered class of our equity securities file reports of ownership and changes in ownership with the SEC. The SEC has established specific due dates for these reports, and we are required to disclose in this proxy statement any known late filings or failures to file. Based solely on our review of Section 16 reports filed electronically with the SEC and written representations from certain reporting persons, we believe that all Section 16(a) filing requirements applicable to those officers, directors and 10% shareholders were satisfied in a timely manner, except that a late Form 4 was filed with the SEC on April 14, 2026 for Mr. Neels with respect to the vesting of 6,250 RSUs on December 10, 2025.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our annual meeting of stockholders to be held in 2027 (the “2027 Annual Meeting”) pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our principal executive offices, currently located at 20 Firstfield Road, Gaithersburg, Maryland 20878, in writing not later than December 23, 2026.

Stockholders intending to present a proposal at our 2027 Annual Meeting, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our bylaws. Our bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting of stockholders. Therefore, we must receive notice of such a proposal or nomination for the 2027 Annual Meeting no earlier than the close of business on February 11, 2027 and no later than the close of business on March 13, 2027. The notice must contain the information required by our bylaws. In the event that the date of the 2027 Annual Meeting is more than 30 days before or more than 60 days after June 11, 2027, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2027 Annual Meeting and not later than the close of business of the 90th day prior to the 2027 Annual Meeting or, if later, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

In addition to satisfying the foregoing requirements under our bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 of the Exchange Act.

In connection with our solicitation of proxies for our 2027 annual meeting of stockholders, we intend to file a proxy statement and WHITE proxy card with the SEC. Stockholders may obtain our proxy statement (and any amendments and supplements thereto) and other documents as and when filed with the SEC without charge from the SEC’s website at: www.sec.gov.

HOUSEHOLDING

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies and helps the environment by conserving natural resources. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if your household is receiving multiple copies of these documents and you wish to request that future deliveries be limited to a single copy, please notify your broker. You can also request delivery of a copy of this Proxy Statement and the Annual Report by contacting Equiniti in writing at Equiniti, P.O. Box 500, Newark, New Jersey 07101.

2025 ANNUAL REPORT

A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 is being mailed with this Proxy Statement to those stockholders that receive this Proxy Statement in the mail. Stockholders that receive the Notice Regarding the Availability of Proxy Materials can access our 2025 Annual Report on Form 10-K at www.astproxyportal.com/ast/23749.

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Annual Report on Form 10-K, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the Annual Report on Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary, Elutia Inc., at our principal executive offices, currently located at 20 Firstfield Road, Second Floor, Gaithersburg, Maryland 20878.

Your vote is important. Please promptly vote your shares by following the instructions for voting on the Notice Regarding the Availability of Proxy Materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described on your proxy card.

By Order of the Board of Directors

/s/ Jeffrey Hamet
Jeffrey Hamet
Senior Vice President, Finance, Treasurer and Secretary

Gaithersburg, Maryland April 22, 2026

ANNEX A

FIRST AMENDMENT TO

ELUTIA INC.

AMENDED AND RESTATED 2020 INCENTIVE AWARD PLAN

Elutia Inc., a Delaware corporation (the “Company”), previously established the Elutia Inc. Amended and Restated 2020 Incentive Award Plan (the “Plan”). By the adoption of this First Amendment to the Plan (the “Amendment”), the Company amends the Plan as follows.

1.This Amendment will be effective as of the date it is approved by the Company’s stockholders at its 2026 annual meeting of stockholders (the “First Amendment Effective Date”).

2.The following new Section 2.25 is hereby inserted, in the appropriate sequential order, into Article 2 of the Plan:

2.25“First Amendment Effective Date” means the date the first amendment to the Plan is approved by the Company’s stockholders at its 2026 annual meeting of stockholders.

The previous Section 2.25 is hereby renumbered to Sections 2.26, and all subsequent sections in Article 2 are also hereby appropriately renumbered.

3.Paragraph (a) of Section 3.1 (Number of Shares) of the Plan is hereby amended and restated in its entirety as follows:

“(a)Subject to Sections 3.1(b) and 12.2, Awards may be made under the Plan covering an aggregate number of Shares equal to the sum of: (i) 5,465,880; and (ii) any Shares which as of the Effective Date are available for issuance under the Prior Plan, or are subject to awards under the Prior Plan which are forfeited or lapse unexercised and which following the Effective Date are not issued under the Prior Plan; and (iii) as of the First Amendment Effective Date, an additional 3,000,000 Shares; and (iv) an annual increase on the first day of each calendar year beginning on January 1, 2024 and ending on and including January 1, 2036, equal to the lesser of (A) 4% of the Shares outstanding (on an as-converted basis) on the last day of the immediately preceding fiscal year and (B) such smaller number of Shares as determined by the Board; provided, however, no more than 5,465,880 Shares may be issued upon the exercise of Incentive Stock Options. Any Shares distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Common Stock, treasury Common Stock or Common Stock purchased on the open market.”

4.Paragraph (c) of Section 12.1 (Amendment, Suspension or Termination) of the Plan is hereby amended and restated in its entirety as follows:

“The Committee may not grant Awards under this Plan on or after the tenth (10th) anniversary of the earlier of (i) the date on which the first amendment to the Plan was adopted by the Board and (ii) the date the first amendment to the Plan was approved by the Company’s stockholders. Awards granted under this Plan on or prior to the date this Plan terminates will remain outstanding beyond that date in accordance with the terms of this Plan and the Award Agreements corresponding to those Awards. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and notwithstanding anything herein to the contrary, in no event may any Incentive Stock Option be granted under the Plan after the tenth (10th) anniversary of the earlier of (i) the date on which the Plan was adopted by the Board and (ii) the date the Plan was approved by the Company’s stockholders. The annual increase to the aggregate number of Shares that may be issued or transferred pursuant to Awards under the Plan (set forth in Section 3.1(a) hereof) shall terminate on the tenth (10th) anniversary of the earlier of (i) the date on which the first amendment to the Plan was adopted by the Board and (ii) the date the first amendment to the Plan was approved by the Company’s stockholders and, from and after such tenth (10th) anniversary, no additional share increases shall occur pursuant to Section 3.1(a) hereof.”

A-1

5.This Amendment amends only the provisions of the Plan as noted above, and those provisions not expressly amended will remain in full force and effect. Despite the above, this Amendment supersedes the provisions of the Plan to the extent those provisions are inconsistent with the provisions and intent of this Amendment.

IN WITNESS WHEREOF, this Amendment is executed as of April 22, 2026, the date it is approved by the Company’s Board of Directors.

ELUTIA INC.
By:	/s/ Matthew Ferguson
Title: Chief Financial Officer

A-2

INTERNET - Access www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or +1-201-299-4446 worldwide from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online or by phone until 11:59 PM Eastern Time the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via equiniti.com/us/ast-access to enjoy online access. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. COMPANY NUMBER ACCOUNT NUMBER ANNUAL MEETING OF STOCKHOLDERS OF ELUTIA INC. June 11, 2026 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Annual General Meeting of Stockholders, Proxy Statement and Proxy Card are available at www.astproxyportal.com/ast/23749 Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL NOMINEES” IN THE ELECTION OF DIRECTORS, “FOR” PROPOSALS 2, 3, AND 4, AND “ONE YEAR” FOR PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20230303040000001000 9 061126 1. Election of Class III Directors: O David Colpman Class III director O Kevin Rakin Class III director 2. Ratification of appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2026. 3. Approval of the First Amendment to the Elutia Inc. Amended and Restated 2020 Incentive Award Plan. 4. Approval, on an advisory and non-binding basis, of the compensa-tion of the Company’s named executive officers (“say on pay vote”). 5. Approve, on an advisory and non-binding basis, the frequency of future advisory “say on pay” votes. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL NOMINEES in Proposal 1, FOR Proposals 2, 3, and 4, and ONE YEAR for Proposal 5. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. ABSTAIN ONE YEAR TWO YEARS THREE YEARS FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 ELUTIA INC. Annual Meeting of Stockholders June 11, 2026, 1:00 PM Eastern Time This Proxy is solicited by the Board of Directors The undersigned stockholder(s) hereby appoint(s) C. Randal Mills, Ph.D. and Matthew Ferguson, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as des-ignated on the reverse side of this ballot, all of the shares of Class A common stock of ELUTIA INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 PM Eastern Time on June 11, 2026, at 20 Firstfield Road, Gaithersburg, MD 20878, and any adjournment, continuation or postponement thereof, with all powers which the undersigned would possess if present at the meeting. This proxy, when properly, executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations as indicated on the reverse side, and in the discretion of the proxies with respect to such other matters as may properly come before the Annual Meeting. (Continued and to be signed on the reverse side) 1.1